UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06624

Nuveen New York Select Tax-Free Income Portfolio
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

31 March 2019

Nuveen Municipal Closed-End Funds

NXP	Nuveen Select Tax-Free Income Portfolio
NXQ	Nuveen Select Tax-Free Income Portfolio 2
NXR	Nuveen Select Tax-Free Income Portfolio 3
NXC	Nuveen California Select Tax-Free Income Portfolio
NXN	Nuveen New York Select Tax-Free Income Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Report of Independent Registered Public Accounting Firm	23

Portfolios of Investments	24

Statement of Assets and Liabilities	58

Statement of Operations	59

Statement of Changes in Net Assets	60

Financial Highlights	62

Notes to Financial Statements	68

Additional Fund Information	79

Glossary of Terms Used in this Report	80

Reinvest Automatically, Easily and Conveniently	82

Board Members & Officers	83

Chairman’s Letter
to Shareholders

Dear Shareholders,
Financial markets rallied in the early months of 2019, in sharp contrast to the downturn at the end of 2018, leaving investors to wonder whether such bullishness is warranted or sustainable. By the close of 2018, economic softness in China, Europe and Japan had proven more persistent than expected. The temporary boost to the U.S. economy from tax law changes appeared to be fading. Corporate earnings and profits were slowing, and some corporate managements, especially at high-profile technology companies, were downgrading their outlooks. Politics remained unpredictable, most notably with Brexit and U.S.-China trade talks ongoing. The European Central Bank (ECB) ended its crisis-era monetary stimulus program with pledges to keep interest rates low for an extended period, while at the same time, the U.S. Federal Reserve (Fed) had planned to continue raising interest rates into 2019.
As the new year began, economic data have remained a mixed bag, and first quarter 2019 corporate earnings reports have included both high-profile disappointments and positive surprises, although expectations were lower heading into the quarter. Market sentiment shifted significantly after both the Fed and ECB turned remarkably more dovish in their interest rate projections and lowered their growth forecasts. In fact, neither central bank currently expects to raise their respective interest rates during 2019. While the U.S. and China initially appeared to be making progress on trade talks, negotiations have stalled more recently. While these events did reduce some of the markets’ uncertainty, downside risks still exist.
Nevertheless, we believe the likelihood of a near-term recession remains low. Global growth is indeed slowing, but it’s still positive. The U.S. economy remains strong, even in the face of late cycle pressures. Low unemployment and firming wages should continue to support consumer spending, and the November mid-term elections resulted in change, but no major surprises. In China, the government remains committed to using fiscal stimulus to offset softening exports. Europe also remains vulnerable to trade policy as well as Brexit uncertainty, but underlying strengths in European economies, including low unemployment that drives domestic demand, remain supportive of a mild expansion. In a slower growth environment, there are opportunities for investors who seek them more selectively.
We expect volatility and challenging conditions to persist in 2019 but also think there is potential for upside. You can prepare your investment portfolio by working with your financial advisor to review your goals, timeline and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chairman of the Board
May 24, 2019

Portfolio Managers’ Comments
Nuveen Select Tax-Free Income Portfolio (NXP)
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Nuveen California Select Tax-Free Income Portfolio (NXC)
Nuveen New York Select Tax-Free Income Portfolio (NXN)
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio managers Michael S. Hamilton and Scott R. Romans, PhD, discuss U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of the Nuveen Select Portfolios (the “Funds”). Michael has managed the three national Funds since 2016, while Scott has managed NXC since 2003 and NXN since 2011.
What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended March 31, 2019?
The U.S. economy continued its solid expansion, with economic activity rebounding in early 2019 after a slump at the end of 2018. In the first quarter of 2019, gross domestic product (GDP), which measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, grew at an annualized rate of 3.2%, according to the Bureau of Economic Analysis “advance” estimate. A jump in exports and a buildup of inventories helped offset slower consumer and business spending in the first three months of 2019. For the full year 2018, U.S. GDP growth came in at 2.9%, as economic activity cooled over the second half of 2018 after peaking at 4.2% (annualized) in the second quarter of 2018.
Consumer spending, the largest driver of the economy, remained well supported by low unemployment, wage gains and tax cuts. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 3.8% in March 2019 from 4.0% in March 2018 and job gains averaged around 211,000 per month for the past twelve months. As the jobs market has tightened, average hourly earnings grew at an annualized rate of 3.2% in March 2019. However, falling energy prices led to a slower rate of inflation over the past twelve months. The Consumer Price Index (CPI) increased 1.9% over the twelve-month reporting period ended March 31, 2019 before seasonal adjustment, as reported by the Bureau of Labor Statistics.
Low mortgage rates and low inventory drove home prices higher during this recovery cycle. But the pace of price increases has slowed as mortgage rates drifted higher and homes have become less affordable. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.0% year-over-year in February 2019 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.6% and 3.0%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
As some data began pointing to slower momentum in the overall economy, the Federal Reserve (Fed) notably shifted its stance. From December 2015 through December 2018, the Fed had gradually lifted its main policy interest rate to prevent the economy from overheating. In its final meeting of 2018, the Fed indicated that two more rate hikes might be forthcoming in 2019, roiling the markets, which had expected a more dovish tone. However, as more recent data revealed a mixed picture of the economy, the Fed said it would adopt a more “patient” approach, signaling the possibility of no rate hikes in 2019. As expected, the Fed held rates steady at its January 2019 committee meeting. At its March 2019 meeting, the Fed’s forecast showed that additional rate hikes in 2019 were unlikely, and Chairman Powell indicated that the Fed’s next move could be either a rate cut or a rate hike. The Fed again kept rates unchanged, as expected, and announced it will discontinue rolling assets off its balance sheet sooner than expected.
During the twelve-month reporting period, geopolitical news remained a prominent market driver. The U.S. moved forward with tariffs on imported goods from China, as well as on steel and aluminum from Canada, Mexico and Europe. These countries announced retaliatory measures in kind, intensifying concerns about a trade war, although there have been some positive developments. In July 2018, the U.S. and the European Union announced they would refrain from further tariffs while they negotiate trade terms, and in October 2018, the U.S., Mexico and Canada agreed to a new trade deal to replace the North American Free Trade Agreement. At the November 2018 G-20 summit, the U.S. and China settled on a 90-day trade truce, and after the countries resumed trade talks in early 2019, President Trump said he would not increase the tariffs in March 2019 as planned. Brexit negotiations continued to be uncertain, as a deal was not passed in time for the original March 29, 2019 deadline. Prime Minister Theresa May faced significant difficulty getting a plan approved in Parliament, compelling the European Union to agree to an October 31, 2019 delay. Europe also contended with Italy’s new euroskeptic coalition government, the “yellow vest” protests in France, immigration policy concerns and political risk in Turkey. The Trump administration issued sanctions on Russian oligarchs and companies in April 2018 (and later eased some of the restrictions) and on Iran in November 2018 after withdrawing from the 2015 nuclear agreement. After topping a four-year high in October 2018, oil prices fell sharply through December 2018 on concerns of a global supply glut due to weaker global growth and the temporary exemptions from the Iranian oil ban granted to several countries. However, oil prices recovered much of those losses over the early months of 2019 as supply conditions looked tighter than expected. On the Korean peninsula, the leaders of South Korea and North Korea met during April 2018 and jointly announced a commitment toward peace, while the U.S. and North Korea held denuclearization summits in June 2018 and February 2019 without securing an agreement. In late December 2018, the U.S. government entered a 35-day partial shutdown due to an impasse on border security funding but averted a second shutdown after the government passed a funding bill in February 2019.
Municipal bonds delivered positive performance in this reporting period. Interest rates were rising through much of the reporting period, as a strong economic backdrop kept the Fed on its course of monetary tightening. The 10-year U.S. Treasury yield peaked at 3.24% in November 2018. However, in December 2018, market volatility spiked as uncertain trade policy, Brexit negotiations, and weak macro data in Europe and China weighed on the U.S. growth outlook. Equities and riskier segments of the bond market sold off sharply in the fourth quarter of 2018. After the Fed’s December meeting, investor expectations for a pause in rate increases drove repricing in the markets, pressuring long-term interest rates meaningfully lower through the end of the reporting period. While the U.S. Treasury yield curve flattened over this reporting period, the municipal yield curve “twisted” by flattening at the short end and steepening at the long end of the curve.
Supply and demand conditions in the municipal bond market were favorable to performance in this reporting period, particularly in the latter months. Issuance has been subdued since the passage of the Tax Cuts and Jobs Act of 2017. Because new issue advance refunding bonds are no longer tax exempt under the new tax law, the total supply of municipal bonds has decreased, boosting the scarcity value of existing municipal bonds. Municipal bond issuance nationwide totaled $421.9 billion in this reporting period, a 17.4% decrease from the issuance for the twelve-month reporting period ended March 31, 2018. Nevertheless, the overall low level of interest rates encouraged issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40% to 60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. Although the pace of refundings is slowing, net negative issuance is expected to continue.
Low global interest rates have continued to drive investors toward higher after-tax yielding assets, including U.S. municipal bonds. The Fed’s pivot to a more dovish stance in early 2019 also brought investors back to fixed income markets, including municipal bonds, driving large inflows into the asset class in the early months of 2019. Additionally, as tax payers have begun to assess the impact of the 2017 tax law, which caps the state and local tax (SALT) deduction for individuals, demand for tax-exempt municipal bonds, especially in states with high income and/or property taxes, is expected to increase.
How were the economic and market environments in California and New York during the twelve-month reporting period ended March 31, 2019?
California’s $2.7 trillion economy is the largest in the United States and ranks fifth in the world, according to the International Monetary Fund. California job growth continues to outpace the national average, but at a slower pace as the economy enters late stage expansion. California’s economy is driven by high technology, international trade and tourism but is also supplemented by better residential construction and real estate conditions. The state’s unemployment rate was 4.3% as of March 2019, the same level as the year prior, and the gap between California and the nation’s 3.8% unemployment rate widened. According to the S&P CoreLogic Case-Shiller Index, home prices in San Diego, Los Angeles and San Francisco rose 1.1%, 1.8% and 1.4%, respectively, over the twelve months ended February 2019 (most recent data available at the time this report was prepared), compared with an average increase of 4.0% nationally. The enacted Fiscal Year 2019 General Fund budget totals $138.7 billion, which is 9.2% higher than the revised Fiscal Year 2018 budget. Strong revenue growth due to a strengthening economy and stock market have enhanced the state’s fiscal position. For Fiscal Year 2019-2020, the proposed General Fund Governor’s Budget totals $144.2 billion, 4% higher than the $138.7 billion enacted budget for Fiscal Year 2019 and approximately 50% higher than the Fiscal Year 2013’s budget. The Governor’s Budget Proposal includes a $1.8 billion transfer to the rainy day fund, increasing it to $15.3 billion (or 10.6% of General Fund revenues) for Fiscal Year 2020, and continues to pay down debts and long-term liabilities including prefunding state retiree health care benefits, providing a supplemental pension payment to CalPERS and paying down a portion of the unfunded CalSTRS liability. The May 2019 Revision to the budget will include projected effects of the federal Tax Cuts and Jobs Act on the state’s General Fund. As of February 2019, Standard & Poor’s affirmed its AA-/Stable rating and outlook on California general obligation (GO) debt and Moody’s Investors Service affirmed its state GO rating of Aa3 with a positive outlook. During the twelve months ended March 31, 2019, municipal issuance in California totaled $52.9 billion, a gross issuance decrease of 12.3% from the twelve months ended March 31, 2018.
New York State’s $1.5 trillion economy represents 8.0% of U.S. gross domestic product and, according to the International Monetary Fund, would be the eleventh largest economy in the world on a stand-alone basis. As of March 2019, the state’s unemployment rate registered 4.1%, above the national average of 3.8%. New York State's financial condition has generally improved over the past decade, and Fiscal Year 2018 posted a General Fund surplus. On a significantly positive note, New York State has collected approximately $11 billion in various settlements and assessments from the financial industry over the past four years. Proceeds from those settlements have been used to bolster reserves, foster economic development upstate and provide funds for the replacement of the Tappan Zee Bridge. The adopted $175.5 billion budget for Fiscal Year 2020 is 4.3% higher than the adopted Fiscal Year 2019 budget. The Fiscal Year 2020 budget contains a new transfer tax on multi-million dollar homes. It also lays the groundwork for a commuter tax in Manhattan, though the details of that tax are to be worked out later. The 2020 budget also raises education spending by $1.2 billion, a 4.5% increase. It makes permanent the 2% property tax cap and extends the temporary “millionaire’s tax” on wealthy individuals for an additional five years. New York is a high-income state, with per-capita income at 121% of the U.S. average, the third-highest among the 50 states. New York is also a heavily indebted state. According to Moody's, New York ranked fifth in the nation in debt per capita in 2017 (NY: $3,082; median: $987), eighth in debt per capita as a percentage of personal income (NY: 5.2%; median: 2.3%) and ninth in debt to gross state domestic product (NY: 4.1%; median: 2.1%). The state’s pensions have traditionally been well funded, though the funding ratios have declined in recent years. As of February 2019, Moody’s rates New York Aa1 with a stable outlook. Moody’s upgraded New York State from Aa2 to Aa1 on June 16, 2014, citing the State’s sustained improvements in fiscal governance. S&P rates the state AA+ with a stable outlook. S&P upgraded New York State from AA to AA+ on July 23, 2014, citing the State’s improved budget framework. New York municipal bond issuance totaled $41.8 billion for the twelvemonth period ended March 31, 2019, a 10.7% decrease from the same period a year earlier. This ranked New York second among state issuers behind only California.
What key strategies were used to manage these Funds during the twelve-month reporting period ended March 31, 2019?
Municipal bonds enjoyed strong gains in the reporting period. Moderate economic growth, falling interest rates and favorable technical dynamics provided tailwinds to municipal bond performance over the past twelve months. During this time, we continued to take a bottom-up approach to identifying individual credits across multiple sectors that appeared undervalued and had the potential to perform well over the long term. The performance of California’s and New York’s municipal bond markets lagged that of the national market in this reporting period.
We also note that California and New York are among the states with the highest personal income and property taxes, which will be more meaningfully affected by the new limits on state and local tax, or SALT, deductions. In early 2019, as individuals were beginning to file their tax returns under the new caps, some were likely to see higher-than-expected tax liabilities, especially in California, New York and other high income tax states. As a result, demand for in-state municipal bonds, which offer both state and federal tax advantages, is expected to grow.
Our trading activity continued to focus on pursuing the Funds’ investment objectives. NXP, NXQ and NXR bought bonds with 3- to 5-year effective durations to maintain the Funds’ current overall effective duration profiles. The shorter effective duration bonds were available at attractive yields because the Fed’s rate hikes were lifting interest rates on the shorter end of the yield curve. We bought these bonds using the proceeds from called and maturing bonds and from selling some shorter-dated (1- to 2-year) bonds with low embedded yields.
For the state-specific Funds, we continued to focus our buying on maturity structures of 20 years and longer as we anticipated further flattening in the yield curve. A sustained increase in interest rates in September and October 2018 presented favorable conditions to sell some depreciated bonds and buy similarly structured, higher yielding bonds. These bond exchanges help boost tax efficiencies, as the loss on the depreciated bonds we sold can be used to offset capital gains in the future, and help increase the Fund’s income distribution capabilities. While both NXC and NXN took advantage of this strategy, the California Fund had more opportunities for these trades than the New York Fund. NXC also bought a number of bonds from across the credit quality spectrum, including high grade water and sewer bonds; lower rated, investment grade tobacco, airports and health care bonds; and sub-investment grade land-secured credits. NXN bought lower rated, investment grade health care credits and sub-investment grade airport and energy bonds. To fund new purchases, we mainly used the proceeds from called and maturing bonds.
As of March 31, 2019, NXP, NXQ and NXN continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.
How did the Funds perform during the twelve-month reporting period ended March 31, 2019?
The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended March 31, 2019. Each Fund’s returns on common share net asset value (NAV) are compared with the performance of corresponding market indexes.
For the twelve months ended March 31, 2019, the total returns on common share NAV for NXC and NXN underperformed the national S&P Municipal Bond Index’s return and their respective state index’s returns. The three national Funds, NXP, NXQ and NXR, outperformed the national S&P Municipal Bond Index over the twelve-month period.
The factors affecting performance in this reporting period included duration and yield curve positioning, credit ratings allocations and sector positioning. In addition, the use of leverage through inverse floating rate securities affected the performance of NXP, NXQ and NXN. NXR and NXC did not use leverage in this reporting period.

Duration and yield curve positioning was a positive influence on the performance of all five Funds. The three national Funds held overweight allocations to long duration bonds, with an overweight to 12 years and longer the most beneficial, and underweight allocations to short duration paper, which was especially beneficial in 2- to 4-year durations. In the California Fund, a longer overall duration than the state benchmark aided performance. NXC was also positioned favorably with an underweight to the short end of the yield curve and a substantial overweight to the long end of the yield curve. The New York Fund similarly benefited from its below benchmark weighting in shorter maturities and above benchmark weighting in longer maturities.
Our emphasis on lower rated bonds was generally advantageous for all five Funds. NXP, NXQ and NXR were helped by their underweight allocations to high grade (AAA and AA rated) bonds, groups which underperformed, and their overweight allocations to A-rated and lower credits, which outperformed. Lower rated bonds continued to exhibit appealing and generally stable yield premiums supported by continued favorable municipal financial performance, supportive economic and monetary policies and investor support, leading to outperformance versus otherwise comparable bonds with higher ratings. In the California and New York municipal markets, however, returns across the credit quality spectrum did not follow the national market trend. In the two states, certain lower rated categories outperformed, as did the AAA rated segment. NXC’s underweight allocations to AA rated bonds and overweight positions in single-A, BBB and sub-investment grade rated bonds were modestly helpful to performance. In NXN, an underweight position in AAA rated bonds modestly detracted from performance but exposures to lower rated bonds were an overall positive contributor.
Sector allocations were advantageous to the three national Funds’ performance but modestly detracted from the state-specific Funds’ results. For NXP, NXQ and NXR, an underweight allocation to the tax-supported sector added value, and within the sector, an overweight to the dedicated tax bonds subsector was particularly beneficial. NXC’s strongest performing sectors were health care, tobacco, industrial development revenue (IDR) and transportation, while the utilities and pre-refunded sectors were a drag on performance. In NXN, the education, tobacco, utilities and IDR sectors produced gains, while the tax-supported and pre-refunded sectors were weak performers.
NXP, NXQ and NXR’s individual credit selections also had a positive impact on performance. A zero coupon, long duration dedicated tax bond issued for the Metropolitan Pier and Exposition Authority McCormick Place Expansion Project performed especially well. NXP, NXQ and NXR’s holdings in FirstEnergy Solutions bonds were also among the larger positive contributors in this reporting period. The energy supplier had performed poorly earlier in 2017 amid credit concerns relating to its parent company’s plan to exit the power generation business (as detailed in “An Update on FirstEnergy Solutions Corp.” at the end of this commentary). Recent progress on negotiations with bondholders helped the bonds appreciate during this reporting period, which was positive for the Funds’ performance.
An Update on FirstEnergy Solutions Corp.
FirstEnergy Solutions Corp. and all of its subsidiaries filed for protection under Chapter 11 of the U.S. Bankruptcy Code on April 1, 2018. FirstEnergy Solutions and its subsidiaries specialize in coal and nuclear energy production. It is one of the main energy producers in the state of Ohio and a major energy provider in Pennsylvania. Because of the challenging market environment for nuclear and coal power in the face of inexpensive natural gas, FirstEnergy Corp., FirstEnergy Solution's parent announced in late 2016 that it would begin a strategic review of its generation assets. FirstEnergy Solutions is a unique corporate issuer in that the majority of its debt was issued in the municipal market to finance pollution control and waste disposal for its coal and nuclear plants. A substantial amount of bondholders, of which Nuveen Funds are included, entered into an “Agreement in Principal” with FirstEnergy Corp., to resolve potential claims that bondholders may have against FirstEnergy Corp. The agreement is subject to the approval of the FirstEnergy Corp. board of directors, FirstEnergy Solutions and the bankruptcy court.
In terms of FirstEnergy holdings, shareholders should note that NXP had 0.34% exposure, NXQ had 0.33% exposure and NXR had 0.42% exposure, which was a mix of unsecured and secured holdings. NXC and NXN had no exposure to FirstEnergy.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the Funds’ distributions is current as of March 31, 2019. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.
During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NXP	NXQ	NXR	NXC	NXN
April 2018	$0.0455	$0.0420	$0.0435	$0.0440	$0.0420
May	0.0455	0.0420	0.0435	0.0440	0.0420
June	0.0455	0.0420	0.0435	0.0440	0.0420
July	0.0455	0.0420	0.0435	0.0440	0.0420
August	0.0455	0.0420	0.0435	0.0440	0.0420
September	0.0455	0.0420	0.0435	0.0440	0.0420
October	0.0455	0.0420	0.0435	0.0440	0.0420
November	0.0455	0.0420	0.0435	0.0440	0.0420
December	0.0455	0.0420	0.0435	0.0410	0.0420
January	0.0455	0.0420	0.0435	0.0410	0.0420
February	0.0455	0.0420	0.0435	0.0410	0.0420
March 2019	0.0455	0.0420	0.0435	0.0410	0.0395
Total Distributions From Net Investment Income	$0.5460	$0.5040	$0.5220	$0.5160	$0.5015

Yields
Market Yield*	3.73%	3.62%	3.54%	3.48%	3.51%
Taxable-Equivalent Yield*	4.87%	4.76%	4.64%	5.20%	5.05%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 23.4%, 23.9%, 23.6%, 33.0% and 30.5% for NXP, NXQ, NXR, NXC and NXN, respectively. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, common shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.
COMMON SHARE EQUITY SHELF PROGRAM
During the current reporting period, NXC was authorized by the Securities and Exchange Commission to issue additional common shares through an equity shelf program (Shelf Offering). Under this program, NXC, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s NAV per common share. The total amount of common shares authorized under this Shelf Offering is shown in the accompanying table:

NXC
Additional authorized common shares	600,000*

*	Represents additional authorized common shares for the period April 1, 2018 through July 31, 2018.

During the current reporting period, NXC did not sell any common shares through its Shelf Offering.
Refer to the Notes to Financial Statements, Note 4 – Fund Shares, Common Shares Equity Shelf Program and Offering Costs for further details on Shelf Offerings and the Fund’s transactions.
COMMON SHARE REPURCHASES
During August 2018, the Funds’ Board of Trustees reauthorized an open-market common share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.
As of March 31, 2019, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common shares cumulatively repurchased and retired	—	—	—	—	—
Common shares authorized for repurchase	1,655,000	1,770,000	1,305,000	635,000	390,000

OTHER COMMON SHARE INFORMATION
As of March 31, 2019, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NXP	NXQ	NXR	NXC	NXN
Common share NAV	$15.51	$14.86	$15.85	$15.21	$14.08
Common share price	$14.64	$13.93	$14.73	$14.12	$13.52
Premium/(Discount) to NAV	(5.61)%	(6.26)%	(7.07)%	(7.17)%	(3.98)%
12-month average premium/(discount) to NAV	(6.36)%	(6.83)%	(6.38)%	(7.71)%	(6.87)%

Risk Considerations
Fund common shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.
Nuveen Select Tax-Free Income Portfolio (NXP)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXP.
Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXQ.
Nuveen Select Tax-Free Income Portfolio 3 (NXR)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXR.
Nuveen California Select Tax-Free Income Portfolio (NXC)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXC.
Nuveen New York Select Tax-Free Income Portfolio (NXN)
Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund common shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. State concentration makes the Fund more susceptible to local adverse economic, political, or regulatory changes affecting municipal bond issuers. These and other risk considerations such as tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NXN.

NXP	Nuveen Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NXP at Common Share NAV	6.34%	5.30%	5.83%
NXP at Common Share Price	8.51%	5.76%	5.26%
S&P Municipal Bond Index	5.12%	3.73%	4.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXP	Performance Overview and Holding Summaries as of
March 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.2%
Corporate Bonds	0.1%
Short-Term Municipal Bonds	1.9%
Other Assets Less Liabilities	0.8%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.4%
AAA	3.8%
AA	38.1%
A	30.8%
BBB	11.6%
BB or Lower	8.1%
N/R (not rated)	1.2%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	27.8%
Tax Obligation/General	16.7%
Transportation	14.1%
Health Care	12.6%
Education and Civic Organizations	7.5%
U.S. Guaranteed	6.1%
Other	15.2%
Total	100%

States and Territories
(% of total municipal bonds)
California	17.0%
Illinois	11.1%
Texas	10.7%
New Jersey	9.3%
Colorado	6.2%
Connecticut	4.7%
Washington	4.1%
Ohio	3.3%
Missouri	2.8%
Guam	2.7%
Iowa	2.6%
Virginia	2.4%
Arizona	2.2%
Oregon	2.1%
Other	18.8%
Total	100%

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Performance Overview and Holding Summaries as of March 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NXQ at Common Share NAV	5.95%	5.23%	6.01%
NXQ at Common Share Price	7.32%	5.22%	5.07%
S&P Municipal Bond Index	5.12%	3.73%	4.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXQ	Performance Overview and Holding Summaries as of
March 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.4%
Corporate Bonds	0.1%
Short-Term Municipal Bonds	1.5%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	4.6%
AAA	2.6%
AA	33.2%
A	38.2%
BBB	12.3%
BB or Lower	8.3%
N/R (not rated)	0.8%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	21.4%
Tax Obligation/Limited	19.0%
Transportation	17.4%
Health Care	16.0%
Education and Civic Organizations	6.4%
Utilities	5.6%
U.S. Guaranteed	5.1%
Other	9.1%
Total	100%

States and Territories
(% of total municipal bonds)
California	14.6%
Illinois	11.4%
Texas	10.4%
Colorado	7.6%
Arizona	6.1%
Washington	5.0%
Massachusetts	4.5%
Pennsylvania	4.0%
Wisconsin	3.3%
Nevada	3.2%
New Jersey	3.1%
Ohio	2.8%
Connecticut	2.6%
Guam	2.5%
Other	18.9%
Total	100%

NXR	Nuveen Select Tax-Free Income Portfolio 3
Performance Overview and Holding Summaries as of March 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NXR at Common Share NAV	6.53%	5.57%	5.96%
NXR at Common Share Price	7.31%	5.45%	5.20%
S&P Municipal Bond Index	5.12%	3.73%	4.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXR	Performance Overview and Holding Summaries as of
March 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.0%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	1.0%
Other Assets Less Liabilities	1.0%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.5%
AAA	1.8%
AA	34.5%
A	33.7%
BBB	12.0%
BB or Lower	8.0%
N/R (not rated)	1.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	22.3%
Tax Obligation/General	20.4%
Transportation	14.2%
Health Care	12.0%
U.S. Guaranteed	8.8%
Water and Sewer	5.9%
Consumer Staples	5.4%
Education and Civic Organizations	5.4%
Other	5.6%
Total	100%

States and Territories
(% of total municipal bonds)
California	23.3%
Illinois	9.6%
Texas	9.3%
Pennsylvania	7.2%
Massachusetts	6.3%
Colorado	5.4%
Ohio	4.5%
Washington	4.5%
Connecticut	3.4%
New Jersey	2.9%
Virginia	2.6%
Nebraska	2.0%
Other	19.0%
Total	100%

NXC	Nuveen California Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NXC at Common Share NAV	4.82%	4.97%	6.25%
NXC at Common Share Price	5.44%	4.34%	6.67%
S&P Municipal Bond California Index	4.86%	4.00%	5.48%
S&P Municipal Bond Index	5.12%	3.73%	4.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXC	Performance Overview and Holding Summaries as of
March 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	96.8%
Short-Term Municipal Bonds	2.0%
Other Assets Less Liabilities	1.2%
Net Assets	100%

States and Territories
(% of total municipal bonds)
California	98.4%
Virginia	1.1%
Puerto Rico	0.5%
Total	100%

Portfolio Composition
(% of total investments)
Tax Obligation/General	22.3%
Tax Obligation/Limited	20.6%
Water and Sewer	15.8%
Health Care	12.4%
Transportation	8.6%
Utilities	7.1%
U.S. Guaranteed	6.7%
Consumer Staples	5.0%
Other	1.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.7%
AAA	15.9%
AA	45.7%
A	16.9%
BBB	3.9%
BB or Lower	7.6%
N/R (not rated)	3.3%
Total	100%

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Performance Overview and Holding Summaries as of March 31, 2019

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
Average Annual Total Returns as of March 31, 2019

	Average Annual
	1-Year	5-Year	10-Year
NXN at Common Share NAV	4.80%	4.07%	4.78%
NXN at Common Share Price	8.26%	4.23%	4.73%
S&P Municipal Bond New York Index	4.88%	3.64%	4.69%
S&P Municipal Bond Index	5.12%	3.73%	4.94%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Common Share Price Performance — Weekly Closing Price

NXN	Performance Overview and Holding Summaries as of
March 31, 2019 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	98.2%
Other Assets Less Liabilities	2.6%
Net Assets Plus Floating
Rate Obligations	100.8%
Floating Rate Obligations	(0.8)%
Net Assets	100%

States and Territories
(% of total municipal bonds)
New York	96.2%
Guam	2.1%
Virginia	1.7%
Total	100%

Portfolio Composition
(% of total investments)
Education and Civic Organizations	20.0%
Tax Obligation/Limited	19.4%
Transportation	18.9%
U.S. Guaranteed	9.9%
Water and Sewer	9.1%
Utilities	8.5%
Consumer Staples	5.7%
Other	8.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	8.5%
AAA	17.3%
AA	42.4%
A	4.9%
BBB	14.6%
BB or Lower	8.1%
N/R (not rated)	4.2%
Total	100%

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Select Tax-Free Income Portfolio
Nuveen Select Tax-Free Income Portfolio 2
Nuveen Select Tax-Free Income Portfolio 3
Nuveen California Select Tax-Free Income Portfolio
Nuveen New York Select Tax-Free Income Portfolio:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Select Tax-Free Income Portfolio, Nuveen Select Tax-Free Income Portfolio 2, Nuveen Select Tax-Free Income Portfolio 3, Nuveen California Select Tax-Free Income Portfolio, and Nuveen New York Select Tax-Free Income Portfolio (the “Funds”), including the portfolio of investments, as of March 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of March 31, 2019, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
May 28, 2019

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.3%
	MUNICIPAL BONDS – 97.2%
	Alaska – 0.3%
$ 775	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/19 at 100.00	B3	$ 754,602
	Bonds, Series 2006A, 5.000%, 6/01/46
	Arizona – 2.2%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	A	2,642,550
	Series 2011B-1&2, 5.250%, 3/01/39
280	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	BB	279,048
	Basis Schools, Inc Projects, Series 2017D, 3.000%, 7/01/22, 144A
255	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds,	No Opt. Call	AA–	259,111
	Basis Schools, Inc. Projects, Series 2017F, 3.000%, 7/01/26
350	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of	No Opt. Call	AA–	366,951
	Math & Science Projects, Series 2018A, 4.000%, 7/01/22
270	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	269,322
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,160,420
	Refunding Series 2016A, 5.000%, 1/01/38
625	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	652,262
	Power Company, Series 2010A, 5.250%, 10/01/40
5,280	Total Arizona			5,629,664
	Arkansas – 0.9%
6,555	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas	No Opt. Call	Aa2	2,214,410
	Cancer Research Center Project, Series 2006, 0.000%, 7/01/46 – AMBAC Insured
	California – 16.8%
4,245	Anaheim City School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	2,930,918
	Election 2002 Series 2007, 0.000%, 8/01/31 – AGM Insured
2,840	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	1,999,701
	Project, Series 1997C, 0.000%, 9/01/30 – AGM Insured
3,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge,	4/23 at 100.00	AA– (4)	3,425,970
	Series 2013S-4, 5.000%, 4/01/38 (Pre-refunded 4/01/23)
2,310	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health	7/23 at 100.00	AA–	2,597,364
	System, Series 2013A, 5.000%, 7/01/33
1,630	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/23 at 100.00	A+	1,807,963
	Series 2013I, 5.000%, 11/01/38
2,745	California State, General Obligation Bonds, Various Purpose Series 2009,	10/19 at 100.00	AA–	2,791,445
	5.000%, 10/01/29
895	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	910,618
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
2,645	Cypress Elementary School District, Orange County, California, General Obligation Bonds,	No Opt. Call	AA	1,655,664
	Series 2009A, 0.000%, 5/01/34 – AGM Insured
800	East Side Union High School District, Santa Clara County, California, General Obligation	8/19 at 100.00	AA (4)	809,528
	Bonds, 2008 Election Series 2010B, 5.000%, 8/01/24 – AGC Insured (Pre-refunded 8/01/19)
2,710	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	A+	2,163,556
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,662,037
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,000	Moreno Valley Unified School District, Riverside County, California, General Obligation	No Opt. Call	A+	$ 917,130
	Bonds, Refunding Series 2007, 0.000%, 8/01/23 – NPFG Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,055,693
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R (4)	607,901
	2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)
4,390	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,268,399
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
1,700	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	1,158,499
	of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	5,166,240
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/33
1,350	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,558,359
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
1,800	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	AA–	2,028,870
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
2,110	Sierra Sands Unified School District, Kern County, California, General Obligation Bonds,	No Opt. Call	AA	1,646,095
	Election of 2006, Series 2006A, 0.000%, 11/01/28 – FGIC Insured
1,195	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	4/19 at 100.00	B–	1,200,449
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,150	Woodside Elementary School District, San Mateo County, California, General Obligation	No Opt. Call	AAA	860,855
	Bonds, Election of 2005, Series 2007, 0.000%, 10/01/30 – AMBAC Insured
51,295	Total California			43,223,254
	Colorado – 6.1%
500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	527,635
	Improvement Series 2017, 5.000%, 12/01/21, 144A
1,780	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	1/23 at 100.00	BBB+	1,911,987
	Initiatives, Series 2013A, 5.250%, 1/01/45
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	1,021,130
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
2,630	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	3,013,980
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,145,721
	2013B, 5.000%, 11/15/43
250	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	184,098
	9/01/29 – NPFG Insured
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%,	9/26 at 54.77	A	5,255,250
	9/01/38 – NPFG Insured
2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 50.83	A	974,880
	9/01/32 – NPFG Insured
620	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	695,125
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/35
23,215	Total Colorado			15,729,806
	Connecticut – 4.7%
2,500	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,807,225
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,181,150
1,860	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	2,049,590
	Series 2013A, 5.000%, 10/01/30
1,625	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes,	9/24 at 100.00	A+	1,792,667
	Series 2014A, 5.000%, 9/01/34

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Connecticut (continued)
$ 3,000	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds,	11/24 at 100.00	Aa2	$ 3,322,170
	Refunding Green Bond Series 2014A, 5.000%, 11/01/42
750	University of Connecticut, General Obligation Bonds, Series 2015A, 5.000%, 3/15/31	3/26 at 100.00	AA–	850,778
10,735	Total Connecticut			12,003,580
	District of Columbia – 1.7%
1,975	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds,	10/22 at 100.00	AA+	2,195,825
	Subordinate Lien Series 2012A, 5.000%, 10/01/25
2,000	District of Columbia, Income Tax Secured Revenue Bonds, Refunding Series 2010A,	6/20 at 100.00	AAA	2,079,440
	5.000%, 12/01/24
3,975	Total District of Columbia			4,275,265
	Guam – 2.7%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	3,197,400
	5.000%, 11/15/39
1,650	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,772,776
1,740	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/23 at 100.00	A–	1,926,302
	2013, 5.250%, 7/01/25
6,390	Total Guam			6,896,478
	Idaho – 1.3%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,252,030
	Series 2014A, 5.000%, 3/01/44
	Illinois – 11.0%
	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities
	System Revenue Bonds, Series 1999A:
2,565	0.000%, 4/01/20 – NPFG Insured	No Opt. Call	Baa2	2,501,978
2,000	0.000%, 4/01/23 – NPFG Insured	No Opt. Call	Baa2	1,784,400
725	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	841,160
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB–	750,023
	Series 2011A, 5.000%, 12/01/41
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	802,473
	Refunding Series 2017C, 5.000%, 12/01/30
360	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	413,572
	Series 2016B, 6.500%, 12/01/46
55	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated	No Opt. Call	Baa2	38,279
	Tax Revenues, Series 1998B-1, 0.000%, 12/01/28 – FGIC Insured
645	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	No Opt. Call	A	661,157
	Lien Refunding Series 2016C, 5.000%, 1/01/20
880	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A,	1/27 at 100.00	BBB+	1,005,162
	6.000%, 1/01/38
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013:
2,100	4.000%, 8/15/33	8/22 at 100.00	AA+	2,189,607
2,245	5.000%, 8/15/43	8/22 at 100.00	AA+	2,427,384
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	291,179
	2013A, 6.000%, 7/01/43
1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers,	8/19 at 100.00	N/R (4)	1,019,470
	Series 2009, 6.875%, 8/15/38 (Pre-refunded 8/15/19)
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,367,697
1,000	Kendall, Kane, and Will Counties Community Unit School District 308 Oswego, Illinois,	No Opt. Call	Aa3	893,380
	General Obligation Bonds, Series 2008, 0.000%, 2/01/24 – AGM Insured

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
$ 1,720	0.000%, 12/15/29 – NPFG Insured	No Opt. Call	BBB	$ 1,172,541
45	0.000%, 6/15/30 (ETM)	No Opt. Call	N/R (4)	34,753
765	0.000%, 6/15/30	No Opt. Call	BBB	510,194
6,070	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	3,783,127
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,477,900
1,775	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,025,524
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	350,607
	6.000%, 10/01/42
33,180	Total Illinois			28,341,567
	Indiana – 1.1%
2,855	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%,	1/20 at 100.00	AA+ (4)	2,938,052
	7/15/25 (Pre-refunded 1/15/20)
	Iowa – 2.6%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/19 at 105.00	B+	746,175
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	B+	889,851
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)
1,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	5/19 at 100.00	B+	1,000,090
	5.375%, 6/01/38
4,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/19 at 100.00	BB–	4,018,360
	5.600%, 6/01/34
6,540	Total Iowa			6,654,476
	Kentucky – 1.0%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	2,646,550
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
	Massachusetts – 1.9%
1,625	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,798,014
	5.000%, 11/01/43
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	401,512
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,415	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,800,192
	Program, Series 2017A, 5.000%, 6/01/47
4,440	Total Massachusetts			4,999,718
	Michigan – 0.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	383,414
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
	Missouri – 2.8%
360	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	4/19 at 100.00	AA+	360,569
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds,
	Series 2004B-1:
1,165	0.000%, 4/15/23 – AMBAC Insured	No Opt. Call	AA	1,065,008
5,000	0.000%, 4/15/30 – AMBAC Insured	No Opt. Call	AA–	3,629,450
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds,	11/23 at 100.00	A2	2,181,260
	CoxHealth, Series 2013A, 5.000%, 11/15/38
8,525	Total Missouri			7,236,287

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.2%
$ 500	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018,	6/28 at 100.00	Aa1	$ 503,735
	3.500%, 12/15/42
	Nevada – 1.5%
275	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	306,573
	Series 2017A, 5.000%, 9/01/37
750	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series	1/20 at 100.00	Aa3	834,053
	2016-XG0028, 16.193%, 7/01/42, 144A (IF)
1,250	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,278,062
	International Airport, Series 2010A, 5.250%, 7/01/42
1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A,	6/19 at 100.00	BBB+ (4)	1,519,170
	8.000%, 6/15/30 (Pre-refunded 6/15/19)
3,775	Total Nevada			3,937,858
	New Hampshire – 0.5%
1,250	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,284,762
	Management Inc. Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 9.3%
940	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge	1/24 at 100.00	AA	1,037,798
	Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (AMT)
1,035	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	1,086,574
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,380	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	1,534,256
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
260	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	296,590
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/29 – AGM Insured
35,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	AA	19,841,850
	Series 2006C, 0.000%, 12/15/34 – AGM Insured
38,615	Total New Jersey			23,797,068
	New Mexico – 1.3%
1,000	Farmington Municipal School District 5, San Juan County, New Mexico, General Obligation	9/25 at 100.00	Aa3	1,186,740
	Bonds, School Building Series 2015, 5.000%, 9/01/28
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/19 at 100.00	N/R	1,000,750
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,035	University of New Mexico, Revenue Bonds, Refunding & Improvement Subordinate Lien Series	6/26 at 100.00	AA	1,148,726
	2016A, 4.500%, 6/01/36
3,035	Total New Mexico			3,336,216
	New York – 1.0%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (4)	26,755
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	503,210
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,208,867
	Series 2002D-1, 5.000%, 11/01/27
780	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	827,042
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
2,380	Total New York			2,565,874

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.2%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
$ 1,670	6.000%, 6/01/42	4/19 at 100.00	B–	$ 1,660,147
1,000	6.500%, 6/01/47	4/19 at 100.00	B–	1,002,310
1,975	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	1,982,130
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	1,584,300
	5.750%, 11/15/21
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	1,203,201
	Series 2013A-1, 5.000%, 2/15/48
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	860,000
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (6)
8,250	Total Ohio			8,292,088
	Oklahoma – 0.2%
435	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	489,088
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 2.0%
590	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	699,793
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
515	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	544,339
	Willamette View Project, Series 2017A, 4.000%, 11/15/23
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	567,125
750	Multnomah County Hospital Facilities Authority, Oregon, Revenue Bond, Terwilliger Plaza, Inc.,	No Opt. Call	BBB	819,990
	Refunding Series 2012, 5.000%, 12/01/22
1,365	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,457,984
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A	1,151,510
	2016B, 5.000%, 10/01/40
4,720	Total Oregon			5,240,741
	Pennsylvania – 1.6%
1,225	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,360,804
	5.000%, 1/01/37
1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,160,240
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	586,696
295	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	311,098
640	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	676,550
3,715	Total Pennsylvania			4,095,388
	Texas – 10.6%
2,795	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	3,146,807
	Lien Series 2016, 5.000%, 6/15/46
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	268,602
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
110	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	124,673
	5.000%, 1/01/33
5,565	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+	6,193,288
	Series 2013A, 5.500%, 4/01/53
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,365,362
	4.000%, 10/01/35

NXP	Nuveen Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 3,415	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H,	No Opt. Call	Baa2	$ 2,277,805
	0.000%, 11/15/30 – NPFG Insured
4,230	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 52.47	Baa2	1,848,679
	0.000%, 11/15/35 – NPFG Insured
4,015	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior	11/30 at 61.17	AA	1,670,160
	Lien Series 2001A, 0.000%, 11/15/38 – NPFG Insured
2,260	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,353,813
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
150	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	156,021
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
2,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	A+	2,453,900
	Appreciation Series 2008I, 6.500%, 1/01/43
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,485,150
	Series 2012, 5.000%, 12/15/26
31,040	Total Texas			27,344,260
	Virginia – 2.4%
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/28 at 100.00	BBB+	2,589,700
	Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 6.500%, 10/01/44
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,071,000
1,205	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	1,323,440
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,085,255
5,215	Total Virginia			6,069,395
	Washington – 4.1%
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,040,638
	Research Center, Series 2011A, 5.625%, 1/01/35
2,115	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth Series	11/19 at 100.00	AA– (4)	2,156,983
	2009, 5.000%, 11/01/28 (Pre-refunded 11/01/19)
2,855	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	AA+	3,254,529
	5.000%, 2/01/37
2,060	Washington State, General Obligation Bonds, Various Purpose Series 2016A-1,	8/25 at 100.00	AA+	2,354,230
	5.000%, 8/01/39
2,115	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003F, 0.000%,	No Opt. Call	AA+	1,740,899
	12/01/27 – NPFG Insured
10,135	Total Washington			10,547,279
	West Virginia – 0.7%
1,500	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United	6/23 at 100.00	A	1,670,505
	Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44
	Wisconsin – 1.3%
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of	11/26 at 100.00	AA–	1,706,490
	Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,747,780
	Inc, Series 2012, 5.000%, 6/01/39
3,145	Total Wisconsin			3,454,270
$ 287,325	Total Municipal Bonds (cost $220,798,768)			249,807,680

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	Transportation – 0.1%
$ 197	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 130,979
56	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	27,748
$ 253	Total Corporate Bonds (cost $10,797)				158,727
	Total Long-Term Investments (cost $220,809,565)				249,966,407

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.9%
	MUNICIPAL BONDS – 1.9%
	New York – 1.1%
$ 2,800	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue	5/19 at 100.00	A-1	$ 2,800,000
	Bonds, Second Generation Resolution, Variable Rate Demand Obligations, Fiscal 2010
	Series 2009CC, 1.500%, 6/15/41 (9)
	Wisconsin – 0.8%
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus Wausau	5/19 at 100.00	A-1	2,000,000
	Hospital Inc, Variable Rate Demand Obligations, Series 2004, 1.530%, 8/15/34 (9)
$ 4,800	Total Short-Term Investments (cost $4,800,000)			4,800,000
	Total Investments (cost $225,609,565) – 99.2%			254,766,407
	Other Assets Less Liabilities – 0.8%			2,170,581
	Net Assets Applicable to Common Shares – 100%			$ 256,936,988

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.5%
	MUNICIPAL BONDS – 97.4%
	Alaska – 0.4%
$ 1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/19 at 100.00	B3	$ 999,980
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 4.8%
2,500	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West,	3/21 at 100.00	A	2,642,550
	Series 2011B-1&2, 5.250%, 3/01/39
280	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	279,297
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21
1,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health,	1/27 at 100.00	AA–	1,160,420
	Refunding Series 2016A, 5.000%, 1/01/38, 144A
1,950	McAllister Academic Village LLC, Arizona, Revenue Bonds, Arizona State University	7/26 at 100.00	AA–	2,266,875
	Hassayampa Academic Village Project, Refunding Series 2016, 5.000%, 7/01/37
1,250	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien	7/25 at 100.00	A+	1,449,112
	Series 2015A, 5.000%, 7/01/34
1,160	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University	6/22 at 100.00	A	1,239,727
	Project, Series 2012, 5.000%, 6/01/42
600	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric	10/20 at 100.00	A–	626,172
	Power Company, Series 2010A, 5.250%, 10/01/40
2,250	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy	No Opt. Call	A3	2,816,392
	Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37
215	Sedona Wastewater Municipal Property Corporation (Arizona), Excise Tax Revenue Bonds,	No Opt. Call	Baa2	210,294
	Series 1998, 0.000%, 7/01/20 – NPFG Insured
11,205	Total Arizona			12,690,839
	California – 14.4%
11,000	Alhambra Unified School District, Los Angeles County, California, General Obligation	No Opt. Call	AA	5,078,920
	Bonds, Capital Appreciation Series 2009B, 0.000%, 8/01/41 – AGC Insured
1,500	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	4/19 at 100.00	B2	1,500,930
	Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
2,440	Eureka Unified School District, Humboldt County, California, General Obligation Bonds,	No Opt. Call	AA	1,975,546
	Series 2002, 0.000%, 8/01/27 – AGM Insured
3,290	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	2,924,711
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/24 –
	NPFG Insured
3,030	Grossmont Union High School District, San Diego County, California, General Obligation	No Opt. Call	Aa2	2,662,037
	Bonds, Series 2006, 0.000%, 8/01/25 – NPFG Insured
1,495	Huntington Beach Union High School District, Orange County, California, General	No Opt. Call	Aa2	955,963
	Obligation Bonds, Series 2007, 0.000%, 8/01/33 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,055,693
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (4)
450	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts,	No Opt. Call	A	653,431
	Series 2009C, 6.500%, 11/01/39
1,195	Palmdale School District, Los Angeles County, California, General Obligation Bonds,	No Opt. Call	AA	941,051
	Series 2003, 0.000%, 8/01/28 – AGM Insured
590	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R (5)	607,901
	2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$ 4,620	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	$ 4,076,226
	Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured
4,400	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community	No Opt. Call	AA–	3,275,844
	Development Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured
2,500	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (5)	1,703,675
	of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)
2,755	Sacramento City Unified School District, Sacramento County, California, General	No Opt. Call	A2	2,374,727
	Obligation Bonds, Series 2007, 0.000%, 7/01/25 – AGM Insured
1,395	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	1,610,304
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
6,025	Simi Valley Unified School District, Ventura County, California, General Obligation	No Opt. Call	AA	4,441,268
	Bonds, Series 2007C, 0.000%, 8/01/30
2,080	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	4/19 at 100.00	B–	2,089,485
	Bonds, Series 2005A-1, 5.500%, 6/01/45
49,925	Total California			37,927,712
	Colorado – 7.5%
500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health	7/19 at 100.00	BBB+	504,815
	Initiatives, Series 2009A, 5.500%, 7/01/34
1,975	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,016,732
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
1,580	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	1,810,680
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,145,721
	2013B, 5.000%, 11/15/43
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
5,140	0.000%, 9/01/24 – NPFG Insured	No Opt. Call	A	4,534,148
8,100	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	5,964,759
4,475	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	2,748,724
23,705	Total Colorado			19,725,579
	Connecticut – 2.6%
2,600	Connecticut State, General Obligation Bonds, Green Series 2014G, 5.000%, 11/15/31	11/24 at 100.00	A1	2,919,514
1,000	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,181,150
2,490	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	2,725,156
	Series 2013A, 5.000%, 10/01/33
6,090	Total Connecticut			6,825,820
	Florida – 1.6%
1,040	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/47 (AMT)	10/27 at 100.00	A+	1,187,025
1,155	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	1,319,206
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
1,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015,	11/24 at 100.00	A2	1,655,715
	5.000%, 11/15/45
3,695	Total Florida			4,161,946
	Guam – 2.5%
3,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	3,197,400
	5.000%, 11/15/39
1,675	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.000%, 11/01/26	5/21 at 100.00	BB	1,799,637
1,460	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series	7/26 at 100.00	A–	1,588,348
	2016, 5.000%, 1/01/46
6,135	Total Guam			6,585,385

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 1.6%
$ 4,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	$ 4,336,040
	Series 2014A, 5.000%, 3/01/44
	Illinois – 11.3%
1,615	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities	No Opt. Call	Baa2	1,440,903
	System Revenue Bonds, Series 1999A, 0.000%, 4/01/23 – NPFG Insured
750	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	870,165
	Series 2016, 6.000%, 4/01/46
735	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues	12/21 at 100.00	BB–	750,023
	Series 2011A, 5.000%, 12/01/41
760	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	829,768
	Refunding Series 2017C, 5.000%, 12/01/30
365	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/26 at 100.00	BB–	419,316
	Series 2016B, 6.500%, 12/01/46
1,340	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	No Opt. Call	A	1,373,567
	Lien Refunding Series 2016C, 5.000%, 1/01/20
435	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%,	5/19 at 100.00	AA	436,579
	1/01/31 – AGM Insured
1,335	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2007C, 5.000%,	5/19 at 100.00	BBB+	1,339,165
	1/01/27 – NPFG Insured
2,245	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series	8/22 at 100.00	AA+	2,427,384
	2013, 5.000%, 8/15/43
2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	2,367,697
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
6,350	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	3,957,637
1,350	0.000%, 6/15/35 – NPFG Insured	No Opt. Call	BBB	718,619
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,477,900
9,370	0.000%, 6/15/39 – NPFG Insured	No Opt. Call	BBB	4,047,934
4,145	Sauk Village, Illinois, General Obligation Alternate Revenue Source Bonds, Tax	5/19 at 100.00	AA	4,151,798
	Increment, Series 2002A, 5.000%, 6/01/22 – RAAI Insured
1,825	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	2,082,580
39,810	Total Illinois			29,691,035
	Indiana – 1.3%
1,600	Indiana Bond Bank, Special Program Bonds, Carmel Junior Waterworks Project, Series	No Opt. Call	AA	1,158,256
	2008B, 0.000%, 6/01/30 – AGM Insured
2,040	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation	6/25 at 100.00	AA	2,282,842
	Group, Refunding 2015A, 5.000%, 12/01/40
3,640	Total Indiana			3,441,098
	Iowa – 2.4%
710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/19 at 105.00	B+	746,175
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
830	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	B+	889,851
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)
2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Upper Iowa	9/20 at 100.00	N/R (5)	2,116,700
	University Project, Refunding Series 2010, 5.750%, 9/01/30 (Pre-refunded 9/01/20)
1,645	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C,	5/19 at 100.00	B+	1,645,148
	5.375%, 6/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Iowa (continued)
$ 1,000	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/19 at 100.00	BB–	$ 1,004,590
	5.600%, 6/01/34
6,185	Total Iowa			6,402,464
	Kansas – 0.1%
180	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park	5/19 at 100.00	BB+	180,270
	Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured
	Kentucky – 1.3%
2,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist	8/21 at 100.00	A	2,646,550
	Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46
805	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds,	7/31 at 100.00	Baa3	809,081
	Downtown Crossing Project, Convertible Capital Appreciation Series 2013C, 0.000%, 7/01/43 (4)
3,305	Total Kentucky			3,455,631
	Louisiana – 0.8%
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue	12/27 at 100.00	AA	2,180,831
	Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured
	Maryland – 0.4%
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns	7/22 at 100.00	Aa2	1,107,190
	Hopkins Health System Obligated Group Issue, Series 2012B, 5.000%, 7/01/27
	Massachusetts – 4.4%
2,200	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2012A,	7/22 at 100.00	AAA	2,392,038
	5.000%, 7/01/41
2,000	Massachusetts Development Finance Agency, Revenue Bonds, Boston College, Series 2010R-1,	7/20 at 100.00	AA–	2,077,200
	5.000%, 7/01/40
1,675	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,853,337
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA–	2,484,405
	Series 2014M-4, 5.000%, 7/01/44
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	401,512
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,115	Massachusetts State, Federal Highway Grant Anticipation Notes, Accelerated Bridge	6/27 at 100.00	AA+	2,463,933
	Program, Series 2017A, 5.000%, 6/01/42
10,640	Total Massachusetts			11,672,425
	Michigan – 1.2%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	383,414
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39
385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/25 at 100.00	Aa2	442,870
	2015-I, 5.000%, 4/15/38
2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	2,341,240
	2016-I, 5.000%, 4/15/35
2,740	Total Michigan			3,167,524
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	4/19 at 100.00	AA+	270,427
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.9%
$ 545	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska	11/25 at 100.00	A	$ 569,138
	Methodist Health System, Refunding Series 2015, 4.125%, 11/01/36
305	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	344,766
	Health Services Project, Series 2018, 5.000%, 7/01/27
1,000	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	1,070,680
500	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018,	6/28 at 100.00	Aa1	503,735
	3.500%, 12/15/42
2,350	Total Nebraska			2,488,319
	Nevada – 3.2%
990	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	1,103,662
	Series 2017A, 5.000%, 9/01/37
1,325	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series	7/19 at 100.00	AAA (5)	1,337,336
	2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)
1,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series	1/20 at 100.00	Aa3	1,390,088
	2016-XG0028, 16.193%, 7/01/42, 144A (IF)
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,022,450
	International Airport, Series 2010A, 5.250%, 7/01/42
3,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series	12/24 at 100.00	AA+	3,442,470
	2015, 5.000%, 6/01/34
7,565	Total Nevada			8,296,006
	New Jersey – 3.1%
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds,	12/26 at 100.00	A–	2,291,140
	Refunding Series 2016BBB, 5.500%, 6/15/31
2,165	New Jersey Economic Development Authority, School Facilities Construction Financing	3/21 at 100.00	A–	2,272,882
	Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/22
1,250	New Jersey Economic Development Authority, School Facility Construction Bonds, Series	No Opt. Call	A–	1,282,300
	2005K, 5.500%, 12/15/19 – AMBAC Insured
2,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series	6/25 at 100.00	A–	2,257,180
	2015AA, 5.250%, 6/15/29
7,415	Total New Jersey			8,103,502
	New Mexico – 1.1%
800	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, Haverland	7/22 at 100.00	BBB	830,920
	Carter Lifestyle Group, Series 2013, 5.000%, 7/01/42
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/19 at 100.00	N/R	1,000,750
	Series 2007A, 5.250%, 9/01/42 (AMT)
1,000	New Mexico Municipal Energy Acquisition Authority, Gas Supply Revenue Bonds, Refunding	8/19 at 100.00	Aa2	1,010,400
	Sub-Series 2014A, 5.000%, 11/01/39 (Mandatory Put 8/01/19)
2,800	Total New Mexico			2,842,070
	New York – 1.2%
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012
	Series 2011A:
25	5.250%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa2 (5)	26,755
475	5.250%, 2/15/47	2/21 at 100.00	Aa2	503,210
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,376,250
	Series 2012F, 5.000%, 11/15/26
1,135	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	1,203,452
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
2,885	Total New York			3,109,667

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 2.8%
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed
	Revenue Bonds, Senior Lien, Series 2007A-2:
$ 2,475	5.875%, 6/01/30	4/19 at 100.00	B–	$ 2,422,406
875	5.750%, 6/01/34	4/19 at 100.00	B–	846,073
2,115	5.875%, 6/01/47	4/19 at 100.00	B–	2,067,836
1,105	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	1,203,201
	Series 2013A-1, 5.000%, 2/15/48
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	860,000
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (6)
7,570	Total Ohio			7,399,516
	Oklahoma – 0.2%
450	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	505,953
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.1%
915	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General	6/27 at 100.00	AA+	1,085,272
	Obligation Bonds, Convertible Deferred Interest Series 2017D, 5.000%, 6/15/36
60	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred	6/27 at 100.00	Aa1	65,420
	Interest Series 2017A, 0.000%, 6/15/40 (4)
500	Lake Oswego, Oregon, General Obligation Bonds, Series 2013, 5.000%, 6/01/26	6/23 at 100.00	AAA	567,125
1,090	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	1,164,251
2,565	Total Oregon			2,882,068
	Pennsylvania – 4.0%
1,255	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,394,129
	5.000%, 1/01/37
1,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	1,740,360
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
555	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	586,696
300	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	316,371
645	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (5)	681,836
2,970	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	3,304,541
	5.000%, 7/01/40
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg	5/19 at 100.00	AA (5)	2,509,800
	School District, Refunding Series 2009A, 4.750%, 11/15/29 – AGC Insured (Pre-refunded 5/15/19)
9,725	Total Pennsylvania			10,533,733
	Puerto Rico – 0.4%
1,035	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003,	5/19 at 100.00	AA–	1,063,204
	5.000%, 12/01/20
	South Carolina – 0.6%
1,500	Richland County School District 2, South Carolina, General Obligation Bonds, Refunding	5/23 at 100.00	Aa1	1,551,450
	Series 2012B, 3.050%, 5/01/27
	South Dakota – 0.3%
600	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	680,082
	Series 2015, 5.000%, 11/01/35
	Texas – 10.3%
1,880	Alamo Regional Mobility Authority, Texas, Vehicle Registration Fee Revenue Bonds, Senior	6/25 at 100.00	AA+	2,116,636
	Lien Series 2016, 5.000%, 6/15/46

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (5)	$ 268,603
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
240	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	270,806
	5.000%, 1/01/35
5,560	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+	6,187,724
	Series 2013A, 5.500%, 4/01/53
1,160	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds,	6/25 at 100.00	AA	1,302,262
	Houston Methodist Hospital System, Series 2015, 5.000%, 12/01/45
1,250	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A,	10/27 at 100.00	AAA	1,365,362
	4.000%, 10/01/35
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
630	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa2	532,356
12,480	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa2	4,092,816
575	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and	No Opt. Call	A	508,375
	Entertainment Project, Series 2001B, 0.000%, 9/01/24 – AMBAC Insured
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,348,605
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
155	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 15.00	BB–	161,222
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
1,025	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B,	1/23 at 100.00	A+	1,117,701
	5.000%, 1/01/40
200	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital	5/26 at 100.00	AA–	206,728
	Revenue Bonds, Scott & White Healthcare Project, Series 2016A, 4.000%, 11/15/42
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	5,485,150
	Series 2012, 5.000%, 12/15/26
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds,	8/20 at 56.85	AAA	1,099,280
	School Building Series 2010, 0.000%, 8/15/31
34,660	Total Texas			27,063,626
	Virginia – 1.7%
1,500	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds,	10/26 at 100.00	AA	1,906,125
	Dulles Metrorail & Capital improvement Projects, Second Senior Lien Series 2009C, 6.500%,
	10/01/41 – AGC Insured
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
1,000	5.250%, 1/01/32 (AMT)	7/22 at 100.00	BBB	1,071,000
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	450,299
1,010	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,085,255
3,920	Total Virginia			4,512,679
	Washington – 4.9%
860	Snohomish County School District 306 Lakewood, Washington, General Obligation Bonds,	6/24 at 100.00	Aa1	996,224
	Series 2014, 5.000%, 12/01/28
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Catholic Health Initiative,	1/23 at 100.00	BBB+	4,406,960
	Series 2013A, 5.750%, 1/01/45
990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	1,040,638
	Research Center, Series 2011A, 5.625%, 1/01/35
2,185	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth Series	11/19 at 100.00	AA– (5)	2,228,372
	2009, 5.000%, 11/01/28 (Pre-refunded 11/01/19)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 1,130	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	AA+	$ 1,288,132
	5.000%, 2/01/37
2,535	Washington State, General Obligation Bonds, Various Purpose Series 2017A,	8/26 at 100.00	AA+	2,950,639
	5.000%, 8/01/38
11,700	Total Washington			12,910,965
	Wisconsin – 2.9%
2,355	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of	11/26 at 100.00	AA–	2,679,189
	Wisconsin, Inc, Series 2016, 5.000%, 12/01/41
1,645	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance,	6/22 at 100.00	A3	1,747,780
	Inc, Series 2012, 5.000%, 6/01/39
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen	10/21 at 100.00	AA–	2,133,640
	Lutheran, Series 2011A, 5.250%, 10/15/39
1,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series	5/19 at 100.00	Aa2 (5)	1,003,640
	2009A, 6.000%, 5/01/36 (Pre-refunded 5/01/19)
7,000	Total Wisconsin			7,564,249
$ 279,135	Total Municipal Bonds (cost $230,975,452)			256,329,285

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.1%
	Transportation–0.1%
$ 308	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 204,857
87	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	43,399
$ 395	Total Corporate Bonds (cost $16,889)				248,256
	Total Long-Term Investments (cost $230,992,341)				256,577,541

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.5%
	MUNICIPAL BONDS – 1.5%
	Arizona–1.1%
$ 3,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West	5/19 at 100.00	A-1	$ 3,000,000
	Loan Program, Variable Rate Demand Obligation, Series 2008B, 1.540%, 7/01/35 (9)
	Wisconsin – 0.4%
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus Wausau	5/19 at 100.00	A-1	1,000,000
	Hospital Inc, Variable Rate Demand Obligation, Series 2004, 1.530%, 8/15/34 (9)
$ 4,000	Total Short-Term Investments (cost $4,000,000)			4,000,000
	Total Investments (cost $234,992,341) – 99.0%			260,577,541
	Other Assets Less Liabilities – 1.0%			2,732,119
	Net Assets Applicable to Common Shares – 100%			$ 263,309,660

NXQ	Nuveen Select Tax-Free Income Portfolio 2
Portfolio of Investments (continued)
March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

See accompanying notes to financial statements.

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.0%
	MUNICIPAL BONDS – 98.0%
	Alabama – 0.6%
$ 1,170	Birmingham, Alabama, General Obligation Convertible Capital Appreciation Bonds, Series	3/23 at 100.00	AA	$ 1,289,773
	2013A, 5.000%, 3/01/32
	Alaska – 1.3%
2,675	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed	4/19 at 100.00	B3	2,674,947
	Bonds, Series 2006A, 5.000%, 6/01/32
	Arizona – 0.1%
215	Maricopa County Industrial Development Authority, Arizona, Education Revenue Bonds,	No Opt. Call	BB+	214,460
	Paradise Schools Projects, Series 2016, 2.875%, 7/01/21, 144A
	California – 23.1%
12,500	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement	No Opt. Call	AA	7,118,875
	Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured
1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	4/19 at 100.00	B2	1,000,620
	Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36
1,125	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/19 at 100.00	BBB+	1,127,846
	Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26
890	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital	8/19 at 100.00	N/R (4)	905,530
	Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)
160	California Statewide Financing Authority, Tobacco Settlement Asset-Backed Bonds, Pooled	5/19 at 100.00	Baa1	161,091
	Tobacco Securitization Program, Series 2002A, 5.625%, 5/01/29
2,275	Folsom Cordova Unified School District, Sacramento County, California, General	No Opt. Call	AA–	1,779,846
	Obligation Bonds, School Facilities Improvement District 4, Series 2007A, 0.000%, 10/01/28 –
	NPFG Insured
3,370	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	No Opt. Call	A+	2,690,473
	Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/28 – AMBAC Insured
4,055	Kern Community College District, California, General Obligation Bonds, Series 2003A,	No Opt. Call	Aa2	3,282,969
	0.000%, 3/01/28 – FGIC Insured
1,160	Mount San Antonio Community College District, Los Angeles County, California, General	8/35 at 100.00	Aa1	1,055,693
	Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (5)
11,985	Norwalk La Mirada Unified School District, Los Angeles County, California, General	No Opt. Call	AA	8,071,059
	Obligation Bonds, Election of 2002, Series 2007C, 0.000%, 8/01/32 – AGM Insured
3,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation,	No Opt. Call	A2	2,567,310
	Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured
8,040	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates	No Opt. Call	A+ (4)	5,479,019
	of Participation, Series 2006, 0.000%, 10/01/34 – NPFG Insured (ETM)
1,500	Placer Union High School District, Placer County, California, General Obligation Bonds,	No Opt. Call	AA	1,026,210
	Series 2004C, 0.000%, 8/01/32 – AGM Insured
8,000	Poway Unified School District, San Diego County, California, General Obligation Bonds,	No Opt. Call	AA–	5,394,560
	School Facilities Improvement District 2007-1, Election 2008 Series 2009A, 0.000%, 8/01/32
3,940	Rancho Mirage Redevelopment Agency, California, Tax Allocation Bonds, Combined	No Opt. Call	A+	2,283,269
	Whitewater and 1984 Project Areas, Series 2003A, 0.000%, 4/01/35 – NPFG Insured
765	San Diego Association of Governments, California, South Bay Expressway Toll Revenue	7/27 at 100.00	A	883,070
	Bonds, First Senior Lien Series 2017A, 5.000%, 7/01/42
2,525	San Francisco City and County Public Utilities Commission, California, Water Revenue	11/24 at 100.00	AA–	2,846,054
	Bonds, Non-WSIP, Series 2017A, 5.000%, 11/01/42
66,290	Total California			47,673,494

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado – 5.3%
$ 500	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding &	No Opt. Call	N/R	$ 534,790
	Improvement Series 2017, 5.000%, 12/01/22, 144A
2,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of	1/20 at 100.00	AA–	2,042,260
	Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40
790	Colorado School of Mines Board of Trustees, Golden, Colorado, Institutional Enterprise	12/27 at 100.00	A+	905,340
	Revenue Bonds, Series 2017B, 5.000%, 12/01/47
1,935	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series	11/23 at 100.00	A+	2,145,721
	2013B, 5.000%, 11/15/43
1,295	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%,	No Opt. Call	A	830,432
	9/01/32 – NPFG Insured
5,520	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%,	9/20 at 63.99	A	3,404,405
	9/01/28 – NPFG Insured
1,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported	12/25 at 100.00	A	1,126,970
	Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/33
13,040	Total Colorado			10,989,918
	Connecticut – 3.4%
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2010C, 5.000%, 12/01/20	12/19 at 100.00	A1	1,532,310
1,500	Connecticut State, General Obligation Bonds, Refunding Series 2018C, 5.000%, 6/15/26	No Opt. Call	A1	1,771,725
1,750	Connecticut State, General Obligation Bonds, Series 2012B, 5.000%, 4/15/21	No Opt. Call	A1	1,861,808
1,615	Connecticut State, Special Tax Obligation Bonds, Transportation Infrastructure Purposes	10/23 at 100.00	A+	1,779,617
	Series 2013A, 5.000%, 10/01/30
6,365	Total Connecticut			6,945,460
	Florida – 0.2%
390	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds,	10/27 at 100.00	A+	445,446
	Priority Subordinated Series 2017, 5.000%, 10/01/47 (AMT)
	Guam – 1.7%
1,250	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	1,332,250
	5.000%, 11/15/39
2,000	Government of Guam, Hotel Occupancy Tax Revenue Bonds, Series 2011A, 6.125%, 11/01/31	5/21 at 100.00	BB	2,148,140
3,250	Total Guam			3,480,390
	Idaho – 1.6%
3,000	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project,	3/24 at 100.00	A–	3,252,030
	Series 2014A, 5.000%, 3/01/44
	Illinois – 9.5%
575	Chicago Board of Education, Illinois, Dedicated Capital Improvement Tax Revenue Bonds,	4/27 at 100.00	A	667,126
	Series 2016, 6.000%, 4/01/46
295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues,	12/27 at 100.00	BB–	322,081
	Refunding Series 2017C, 5.000%, 12/01/30
3,900	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%,	No Opt. Call	Baa2	2,714,361
	12/01/28 – FGIC Insured
535	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior	No Opt. Call	A	548,402
	Lien Refunding Series 2016C, 5.000%, 1/01/20
870	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2006A, 4.625%,	5/19 at 100.00	AA	873,158
	1/01/31 – AGM Insured
260	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series	7/23 at 100.00	A–	291,179
	2013A, 6.000%, 7/01/43
955	Illinois Health Facilities Authority, Revenue Bonds, Evangelical Hospitals Corporation,	No Opt. Call	N/R (4)	1,016,960
	Series 1992C, 6.250%, 4/15/22 (ETM)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,190	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/23	No Opt. Call	BBB	$ 2,367,697
1,000	Kankakee & Will Counties Community Unit School District 5, Illinois, General Obligation	No Opt. Call	Aa3	909,900
	Bonds, Series 2006, 0.000%, 5/01/23 – AGM Insured
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place
	Expansion Project, Series 2002A:
2,500	0.000%, 12/15/30 – NPFG Insured	No Opt. Call	BBB	1,629,125
4,775	0.000%, 12/15/31 – NPFG Insured	No Opt. Call	BBB	2,976,019
5,000	0.000%, 12/15/36 – NPFG Insured	No Opt. Call	BBB	2,477,900
2,000	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	BBB	965,780
1,400	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015, 5.000%, 3/01/28	3/25 at 100.00	A	1,597,596
310	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013,	10/23 at 100.00	A–	350,607
	6.000%, 10/01/42
26,565	Total Illinois			19,707,891
	Indiana – 1.5%
2,295	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2010, 5.250%,	1/20 at 100.00	AA+ (4)	2,361,762
	7/15/25 (Pre-refunded 1/15/20)
1,000	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series	No Opt. Call	AA	800,310
	2005Z, 0.000%, 7/15/28 – AGM Insured
3,295	Total Indiana			3,162,072
	Iowa – 1.1%
570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	5/19 at 105.00	B+	599,042
	Company Project, Series 2016, 5.875%, 12/01/26, 144A
660	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer	12/22 at 105.00	B+	707,593
	Company Project, Series 2018B, 5.250%, 12/01/50 (Mandatory Put 12/01/22)
950	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B,	5/19 at 100.00	BB–	954,360
	5.600%, 6/01/34
2,180	Total Iowa			2,260,995
	Massachusetts – 6.2%
2,230	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series	10/26 at 100.00	Aa3	2,553,127
	2016BB-1, 5.000%, 10/01/46
1,000	Massachusetts Development Finance Agency, Revenue Bonds, CareGroup Issue, Refunding	No Opt. Call	A–	1,064,960
	Series 2016-I, 5.000%, 7/01/21
1,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E,	11/23 at 100.00	A+	1,438,411
	5.000%, 11/01/43
2,250	Massachusetts Development Finance Agency, Revenue Bonds, Partners HealthCare System,	7/23 at 100.00	AA–	2,484,405
	Series 2014M-4, 5.000%, 7/01/44
400	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care	7/27 at 100.00	A–	401,512
	Obligated Group Issue, Series 2017L, 3.625%, 7/01/37
2,180	Massachusetts Water Resources Authority, General Revenue Bonds, Refunding Green Series	8/26 at 100.00	AA+	2,532,528
	2016C, 5.000%, 8/01/40
1,000	Newburyport, Massachusetts, General Obligation Bonds, Municipal Purpose Loan, Refunding	1/23 at 100.00	AAA	1,081,290
	Series 2013, 4.000%, 1/15/30
1,165	University of Massachusetts Building Authority, Project Revenue Bonds, Senior Series	11/24 at 100.00	Aa2	1,328,717
	2014-1, 5.000%, 11/01/39
11,525	Total Massachusetts			12,884,950
	Michigan – 1.3%
355	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds,	7/22 at 100.00	A+	383,414
	Refunding Senior Lien Series 2012A, 5.250%, 7/01/39

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 2,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series	10/26 at 100.00	Aa2	$ 2,341,240
	2016-I, 5.000%, 4/15/35
2,355	Total Michigan			2,724,654
	Missouri – 0.1%
270	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit	4/19 at 100.00	AA+	270,427
	Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28
	Montana – 0.7%
1,440	Montana Facility Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth	1/20 at 100.00	AA–	1,464,653
	Health Services Corporation, Camposite Deal Series 2010A, 4.750%, 1/01/40
	Nebraska – 2.0%
250	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional	7/25 at 100.00	BBB	283,875
	Health Services Project, Series 2018, 5.000%, 7/01/26
2,600	Nebraska Public Power District, General Revenue Bonds, Series 2015A-2, 5.000%, 1/01/40	1/22 at 100.00	A+	2,783,768
500	Platte County School District 001, Columbus Public Schools, Nebraska, General Obligation	6/24 at 100.00	Aa2	566,975
	Bonds, School Building Series 2014, 5.000%, 12/15/39
500	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018,	6/28 at 100.00	Aa1	503,735
	3.500%, 12/15/42
3,850	Total Nebraska			4,138,353
	Nevada – 0.7%
445	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project,	9/27 at 100.00	A–	496,090
	Series 2017A, 5.000%, 9/01/37
1,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran	1/20 at 100.00	Aa3	1,022,450
	International Airport, Series 2010A, 5.250%, 7/01/42
1,445	Total Nevada			1,518,540
	New Hampshire – 0.5%
1,000	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste	No Opt. Call	A–	1,027,810
	Management Inc. Project, Series 2003, 3.125%, 8/01/24 (AMT)
	New Jersey – 2.9%
1,850	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit	No Opt. Call	A–	2,056,793
	Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/23
305	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University	7/25 at 100.00	AA	349,600
	Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/28 – AGM Insured
4,900	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding	No Opt. Call	A–	3,526,481
	Series 2006C, 0.000%, 12/15/28 – AMBAC Insured
7,055	Total New Jersey			5,932,874
	New Mexico – 0.5%
1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony,	4/19 at 100.00	N/R	1,000,750
	Series 2007A, 5.250%, 9/01/42 (AMT)
	New York – 1.5%
1,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	AA–	1,376,250
	Series 2012F, 5.000%, 11/15/26
1,260	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	1,448,547
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/37
265	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air	12/20 at 100.00	BBB+	280,982
	Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42
2,775	Total New York			3,105,779

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina – 0.3%
$ 500	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009,	6/19 at 100.00	AAA (4)	$ 502,075
	4.000%, 6/01/21 (Pre-refunded 6/01/19)
	Ohio – 4.5%
1,465	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	4/19 at 100.00	B–	1,456,357
	Revenue Bonds, Senior Lien, Series 2007A-2, 6.000%, 6/01/42
3,720	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed	6/22 at 100.00	B–	3,733,429
	Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37
1,500	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2011A,	11/20 at 100.00	A	1,584,300
	5.750%, 11/15/21
1,475	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien	2/23 at 100.00	Aa3	1,606,083
	Series 2013A-1, 5.000%, 2/15/48
1,000	Ohio Water Development Authority, Pollution Control Revenue Refunding Bonds, FirstEnergy	No Opt. Call	N/R	860,000
	Nuclear Generating Corporation Project, Series 2005B, 4.000%, 1/01/34 (Mandatory Put 7/01/21) (6)
9,160	Total Ohio			9,240,169
	Oklahoma – 0.2%
345	Oklahoma Development Finance Authority, Health System Revenue Bonds, OU Medicine	8/28 at 100.00	Baa3	387,897
	Project, Series 2018B, 5.000%, 8/15/38
	Oregon – 1.5%
490	Clackamas County Hospital Facility Authority, Oregon, Senior Living Revenue Bonds,	No Opt. Call	N/R	509,968
	Willamette View Project, Series 2017A, 4.000%, 5/15/22
545	Oregon Facilities Authority, Revenue Bonds, Reed College, Series 2017A, 4.000%, 7/01/41	7/27 at 100.00	Aa2	582,125
1,000	Oregon Facilities Authority, Revenue Bonds, Willamette University, Refunding Series	10/26 at 100.00	A	1,151,510
	2016B, 5.000%, 10/01/40
750	Washington and Clackamas Counties School District 23J Tigard-Tualatin, Oregon, General	6/27 at 100.00	AA+	913,162
	Obligation Bonds, Series 2017, 5.000%, 6/15/30
2,785	Total Oregon			3,156,765
	Pennsylvania – 7.1%
1,015	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2013,	1/24 at 100.00	A+	1,127,523
	5.000%, 1/01/37
2,500	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, State System of	6/26 at 100.00	Aa3	2,900,600
	Higher Education, Refunding Series 2016AT-1, 5.000%, 6/15/31
	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special
	Revenue Bonds, Series 2010B-2:
370	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	391,131
200	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	210,914
430	5.000%, 12/01/30 (Pre-refunded 12/01/20)	12/20 at 100.00	A2 (4)	454,557
2,075	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Series 2009B,	12/19 at 100.00	A+ (4)	2,121,356
	5.000%, 12/01/22 (Pre-refunded 12/01/19)
4,455	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2015A,	7/24 at 100.00	A+	4,956,811
	5.000%, 7/01/40
2,500	State Public School Building Authority, Pennsylvania, School Revenue Bonds, Harrisburg	5/19 at 100.00	AA (4)	2,509,800
	School District, Refunding Series 2009A, 4.750%, 11/15/29 – AGC Insured (Pre-refunded 5/15/19)
13,545	Total Pennsylvania			14,672,692
	Puerto Rico – 0.5%
945	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N,	No Opt. Call	C	1,036,807
	5.250%, 7/01/31 – AMBAC Insured

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 0.6%
$ 1,270	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Refunding Series	10/24 at 100.00	A1	$ 1,314,907
	2015A, 2.900%, 10/01/25
	South Dakota – 0.2%
400	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health,	11/25 at 100.00	A+	453,388
	Series 2015, 5.000%, 11/01/35
	Tennessee – 0.4%
795	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds,	1/23 at 100.00	BBB+	853,949
	Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45
	Texas – 9.2%
250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011,	1/21 at 100.00	A– (4)	268,603
	6.000%, 1/01/41 (Pre-refunded 1/01/21)
85	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A,	7/25 at 100.00	A–	96,087
	5.000%, 1/01/34
4,640	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Frst Tier	10/23 at 100.00	A+	5,163,856
	Series 2013A, 5.500%, 4/01/53
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
1,405	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.50	Baa2	839,066
2,510	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa2	1,147,321
2,235	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3,	11/24 at 62.71	Baa2	1,171,229
	0.000%, 11/15/32 – NPFG Insured
	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior
	Lien Series 2001A:
3,045	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	AA	1,637,997
4,095	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	AA	1,703,438
2,255	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds,	11/20 at 100.00	A3	2,348,605
	Southwest Airlines Company, Series 2010, 5.250%, 11/01/40
125	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project,	10/21 at 105.00	BB–	130,018
	Senior Lien Series 2018, 4.625%, 10/01/31 (AMT), 144A
290	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital	1/25 at 100.00	AA	351,228
	Appreciation Series 2008I, 6.200%, 1/01/42 – AGC Insured
2,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds,	12/22 at 100.00	A3	2,160,600
	Series 2012, 5.000%, 12/15/32
2,410	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series	No Opt. Call	A–	2,082,360
	2002A, 0.000%, 8/15/25 – AMBAC Insured
25,345	Total Texas			19,100,408
	Virginia – 2.6%
3,500	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital	7/28 at 100.00	BBB	3,179,645
	Appreciation Series 2012B, 0.000%, 7/15/32 (5)
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River
	Crossing, Opco LLC Project, Series 2012:
410	6.000%, 1/01/37 (AMT)	7/22 at 100.00	BBB	450,299
1,510	5.500%, 1/01/42 (AMT)	7/22 at 100.00	BBB	1,622,510
5,420	Total Virginia			5,252,454

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington – 4.4%
$ 990	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer	1/21 at 100.00	A+	$ 1,040,639
	Research Center, Series 2011A, 5.625%, 1/01/35
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health &	10/22 at 100.00	AA–	4,381,560
	Services, Refunding Series 2012A, 5.000%, 10/01/32
1,700	Washington State Health Care Facilities Authority, Revenue Bonds, PeaceHealth Series	11/19 at 100.00	AA– (4)	1,733,745
	2009, 5.000%, 11/01/28 (Pre-refunded 11/01/19)
1,725	Washington State, General Obligation Bonds, Various Purpose Series 2015B,	2/25 at 100.00	AA+	1,966,396
	5.000%, 2/01/37
8,415	Total Washington			9,122,340
	Wisconsin – 0.7%
1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic,	2/22 at 100.00	A–	1,323,825
	Series 2012B, 5.000%, 2/15/32
$ 231,325	Total Municipal Bonds (cost $175,475,766)			202,583,342

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0%
	Transportation – 0.0%
$ 87	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$ 57,725
24	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/55	N/R	12,229
$ 111	Total Corporate Bonds (cost $4,757)				69,954
	Total Long-Term Investments (cost $175,480,523)				202,653,296

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 1.0%
	MUNICIPAL BONDS – 1.0%
	Wisconsin – 1.0%
$ 2,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aspirus Wausau	5/19 at 100.00	A-1	$ 2,050,000
	Hospital Inc, Variable Rate Demand Obligation, Series 2004, 1.530%, 8/15/34 (9)
$ 2,050	Total Short-Term Investments (cost $2,050,000)			2,050,000
	Total Investments (cost $177,530,523) – 99.0%			204,703,296
	Other Assets Less Liabilities – 1.0%			2,074,861
	Net Assets Applicable to Common Shares – 100%			$ 206,778,157

NXR	Nuveen Select Tax-Free Income Portfolio 3
Portfolio of Investments (continued)
March 31, 2019

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(5)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)
The tax-exempt municipal bonds previously held by the Fund were surrendered in conjunction with the issuer’s bankruptcy reorganization plan. In return, the Fund received one or more senior interest corporate bonds.

(8)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
ETM	Escrowed to maturity

See accompanying notes to financial statements.

NXC	Nuveen California Select Tax-Free
Income Portfolio
Portfolio of Investments
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 96.8%
	MUNICIPAL BONDS – 96.8%
	Consumer Staples – 4.9%
$ 1,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	4/19 at 100.00	CCC	$ 1,000,030
	Gold Country Settlement Funding Corporation, Refunding Series 2006, 5.250%, 6/01/46
25	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds,	5/19 at 100.00	A	25,063
	Sonoma County Tobacco Securitization Corporation, Series 2005, 4.250%, 6/01/21
1,095	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	B+	1,107,154
	Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37
100	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement	6/22 at 100.00	N/R	101,066
	Asset-Backed Bonds, Series 2018A-1, 5.250%, 6/01/47
1,500	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed	4/19 at 100.00	B–	1,506,840
	Bonds, Series 2005A-1, 5.500%, 6/01/45
1,000	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed	4/19 at 100.00	BB+	1,000,110
	Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A,
	5.000%, 6/01/37
4,720	Total Consumer Staples			4,740,263
	Education and Civic Organizations – 0.9%
160	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship	6/22 at 102.00	N/R	178,274
	Education?Multiple Projects, Series 2014A, 7.250%, 6/01/43
60	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 100.00	BBB	65,230
	College-Ready Public Schools Project, Series 2016A, 5.000%, 7/01/46, 144A
385	California School Finance Authority, School Facility Revenue Bonds, Alliance for	7/25 at 101.00	BBB	421,667
	College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/46
250	California Statewide Communities Development Authority, School Facility Revenue Bonds,	7/21 at 100.00	BBB–	267,447
	Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46
855	Total Education and Civic Organizations			932,618
	Health Care – 10.2%
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/26 at 100.00	AA–	1,148,330
	Health, Refunding Series 2016B, 5.000%, 11/15/46
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	1,154,880
	Health, Refunding Series 2017A, 5.000%, 11/15/48
2,500	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/25 at 100.00	AA–	2,849,750
	Health, Series 2016A, 5.000%, 11/15/41
1,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter	11/27 at 100.00	AA–	1,154,880
	Health, Series 2018A, 5.000%, 11/15/48
115	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard	8/24 at 100.00	AA–	127,435
	Children’s Hospital, Series 2014A, 5.000%, 8/15/43
125	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	142,665
	Services, Refunding Series 2014A, 5.000%, 10/01/38
255	California Health Facilities Financing Authority, Revenue Bonds, Providence Health &	10/24 at 100.00	AA–	287,242
	Services, Series 2014B, 5.000%, 10/01/44
235	California Health Facilities Financing Authority, Revenue Bonds, Rady Children’s	8/21 at 100.00	AA	250,052
	Hospital – San Diego, Series 2011, 5.250%, 8/15/41
35	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center,	7/27 at 100.00	Baa2	39,255
	Refunding Series 2017A, 5.000%, 7/01/42
130	California Municipal Finance Authority, Revenue Bonds, NorthBay Healthcare Group, Series	11/26 at 100.00	BBB–	142,697
	2017A, 5.250%, 11/01/41
350	California Statewide Communities Development Authority, California, Revenue Bonds, Loma	12/24 at 100.00	BB	387,733
	Linda University Medical Center, Series 2014A, 5.250%, 12/01/34

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma
	Linda University Medical Center, Series 2016A:
$ 825	5.000%, 12/01/46, 144A	6/26 at 100.00	BB	$ 891,751
540	5.250%, 12/01/56, 144A	6/26 at 100.00	BB	590,792
670	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series	12/21 at 100.00	BB	745,161
	2011, 7.500%, 12/01/41
8,780	Total Health Care			9,912,623
	Housing/Multifamily – 0.5%
	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas
	Affordable Housing Inc Projects, Senior Series 2014A:
25	5.250%, 8/15/39	8/24 at 100.00	BBB+	27,445
65	5.250%, 8/15/49	8/24 at 100.00	BBB+	70,987
395	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/22 at 100.00	BBB	422,488
	Series 2012A, 5.500%, 8/15/47
485	Total Housing/Multifamily			520,920
	Tax Obligation/General – 22.1%
1,000	California State, General Obligation Bonds, Various Purpose Refunding Series 2015,	8/25 at 100.00	AA–	1,156,190
	5.000%, 8/01/34
1,650	California State, General Obligation Bonds, Various Purpose Series 2009, 5.500%, 11/01/39	11/19 at 100.00	AA–	1,685,953
1,965	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,110,135
2,000	California State, General Obligation Bonds, Various Purpose Series 2012, 5.250%, 4/01/35	4/22 at 100.00	AA–	2,186,360
7,575	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital	No Opt. Call	A2	4,462,584
	Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/34
1,000	San Benito High School District, San Benito and Santa Clara Counties, California,	8/27 at 100.00	Aa3	1,197,470
	General Obligation Bonds, 2016 Election Series 2017, 5.250%, 8/01/46
8,075	San Bernardino Community College District, California, General Obligation Bonds,	No Opt. Call	AA	3,075,283
	Election of 2008 Series 2009B, 0.000%, 8/01/44
2,050	San Mateo County Community College District, California, General Obligation Bonds,	9/28 at 100.00	AAA	2,451,841
	Election 2014 Series 2018B, 5.000%, 9/01/45
1,000	Santa Barbara Unified School District, Santa Barbara County, California, General	8/27 at 100.00	Aa1	1,073,140
	Obligation Bonds, Election of 2016 Series 2017A, 4.000%, 8/01/41
2,000	West Hills Community College District, California, General Obligation Bonds, School Facilities	8/31 at 100.00	AA	1,926,320
	Improvement District 3, 2008 Election Series 2011, 0.000%, 8/01/38 – AGM Insured (4)
28,315	Total Tax Obligation/General			21,325,276
	Tax Obligation/Limited – 20.4%
1,000	Bell Community Redevelopment Agency, California, Tax Allocation Bonds, Bell Project	5/19 at 100.00	AA	1,003,190
	Area, Series 2003, 5.625%, 10/01/33 – RAAI Insured
2,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections &	9/23 at 100.00	A+	2,251,720
	Rehabilitation, Various Correctional Facilities Series 2013F, 5.250%, 9/01/33
360	Chino Redevelopment Agency, California, Merged Chino Redevelopment Project Area Tax	5/19 at 100.00	A	360,868
	Allocation Bonds, Series 2006, 5.000%, 9/01/38 – AMBAC Insured
500	Cofina Series 2007A Senior Bonds Due 2044 National Custodial Trust Tax-Exempt Trust Unit	No Opt. Call	N/R	438,750
	Exchanged from Cusip 74529JAK1, 0.000%, 8/01/44 (5)
3,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement	6/25 at 100.00	A+	3,374,550
	Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/40
1,215	Los Angeles Community Redevelopment Agency, California, Lease Revenue Bonds, Vermont	5/19 at 100.00	Aa2	1,217,965
	Manchester Social Services Project, Series 2005, 5.000%, 9/01/37 – AMBAC Insured
1,000	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales	6/26 at 100.00	AAA	1,172,450
	Tax Revenue Bonds, Senior Series 2016A, 5.000%, 6/01/38
3,000	Los Angeles County Metropolitan Transportation Authority, California, Proposition C	7/27 at 100.00	AAA	3,540,210
	Sales Tax Revenue Bonds, Senior Lien Series 2017A, 5.000%, 7/01/42

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	Norco Redevelopment Agency, California, Tax Allocation Bonds, Project Area 1, Series	5/19 at 100.00	A+	$ 1,004,270
	2009, 7.000%, 3/01/34
50	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field	9/21 at 100.00	A–	55,122
	Redevelopment Project, Series 2011, 6.750%, 9/01/40
320	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	350,160
	District 2001-1, Senior Series 2013A, 5.750%, 9/01/39
60	Patterson Public Finance Authority, California, Revenue Bonds, Community Facilities	9/23 at 100.00	N/R	65,959
	District 2001-1, Subordinate Lien Series 2013B, 5.875%, 9/01/39
350	Patterson Public Finance Authority, Revenue Bonds, Community Facilities District 2001-1,	9/23 at 100.00	N/R	381,111
	Senior Series 2013A, 5.250%, 9/01/30
30	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley	10/21 at 100.00	A	33,543
	Project Area, Series 2011B, 6.500%, 10/01/25
225	Sacramento City Financing Authority, California, Lease Revenue Refunding Bonds, Series	No Opt. Call	Aa3	233,485
	1993A, 5.400%, 11/01/20 – NPFG Insured
20	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District	9/25 at 100.00	N/R	21,878
	2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/40
1,365	San Diego County Regional Transportation Commission, California, Sales Tax Revenue	4/22 at 100.00	AAA	1,485,748
	Bonds, Refunding Series 2012A, 5.000%, 4/01/42
65	San Francisco City and County Redevelopment Agency Successor Agency, California, Special	8/24 at 100.00	N/R	69,213
	Tax Bonds, Community Facilities District 7, Hunters Point Shipyard Phase One Improvements,
	Refunding Series 2014, 5.000%, 8/01/39
40	Signal Hill Redevelopment Agency, California, Project 1 Tax Allocation Bonds, Series	4/21 at 100.00	N/R	43,559
	2011, 7.000%, 10/01/26
1,285	Stockton Public Financing Authority, Revenue Bonds, Arch Road East Community Facility	9/25 at 103.00	N/R	1,492,168
	District 99-02, Series 2018A, 5.000%, 9/01/28
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	1,082,330
	2012A, 5.000%, 10/01/32 – AGM Insured
17,885	Total Tax Obligation/Limited			19,678,249
	Transportation – 8.5%
530	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,	1/24 at 100.00	BBB+	623,047
	Refunding Junior Lien Series 2013C, 6.500%, 1/15/43
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds,
	Refunding Series 2013A:
1,000	5.000%, 1/15/42 – AGM Insured	1/24 at 100.00	AA	1,102,950
1,170	5.750%, 1/15/46	1/24 at 100.00	A–	1,345,020
1,175	6.000%, 1/15/53	1/24 at 100.00	A–	1,371,378
800	Long Beach, California, Harbor Revenue Bonds, Series 2015D, 5.000%, 5/15/42	5/25 at 100.00	AA	915,728
1,525	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International	5/28 at 100.00	AA–	1,805,722
	Airport, Subordinate Lien Series 2018A, 5.250%, 5/15/48 (AMT)
955	Port of Oakland, California, Revenue Bonds, Refunding Series 2012P, 5.000%, 5/01/31 (AMT)	5/22 at 100.00	A+	1,035,000
7,155	Total Transportation			8,198,845
	U.S. Guaranteed – 6.7% (6)
350	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects	8/20 at 100.00	BBB	372,088
	Series 2010A, 6.400%, 8/15/45 (Pre-refunded 8/15/20)
1,500	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects,	11/19 at 100.00	A+	1,543,695
	Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)
1,000	Imperial Irrigation District, California, Electric System Revenue Bonds, Refunding	11/20 at 100.00	AA–	1,065,000
	Series 2011A, 5.500%, 11/01/41 (Pre-refunded 11/01/20)
135	National City Community Development Commission, California, Tax Allocation Bonds,	8/21 at 100.00	A	151,014
	National City Redevelopment Project, Series 2011, 6.500%, 8/01/24 (Pre-refunded 8/01/21)
500	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/19 at 100.00	N/R	514,810
	2009, 6.625%, 11/01/29 (Pre-refunded 11/01/19)

NXC	Nuveen California Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (6) (continued)
$ 1,100	Palomar Pomerado Health Care District, California, Certificates of Participation, Series	11/20 at 100.00	Ba1	$ 1,178,276
	2010, 6.000%, 11/01/41 (Pre-refunded 11/01/20)
160	Rancho Santa Fe CSD Financing Authority, California, Revenue Bonds, Superior Lien Series	9/21 at 100.00	A–	176,622
	2011A, 5.750%, 9/01/30 (Pre-refunded 9/01/21)
25	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds,	2/21 at 100.00	A–	27,456
	Mission Bay North Redevelopment Project, Series 2011C, 6.750%, 8/01/41 (Pre-refunded 2/01/21)
	San Francisco Redevelopment Financing Authority, California, Tax Allocation Revenue
	Bonds, Mission Bay South Redevelopment Project, Series 2011D:
25	7.000%, 8/01/33 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	27,550
30	7.000%, 8/01/41 (Pre-refunded 2/01/21)	2/21 at 100.00	BBB+	33,060
360	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series	3/21 at 100.00	A–	401,684
	2011, 7.500%, 9/01/39 (Pre-refunded 3/01/21)
800	Upland, California, Certificates of Participation, San Antonio Community Hospital,	1/21 at 100.00	BBB+	870,160
	Series 2011, 6.500%, 1/01/41 (Pre-refunded 1/01/21)
70	Yorba Linda Redevelopment Agency, Orange County, California, Tax Allocation Revenue	9/21 at 100.00	N/R	78,497
	Bonds, Yorba Linda Redevelopment Project, Subordinate Lien Series 2011A, 6.500%, 9/01/32
	(Pre-refunded 9/01/21)
6,055	Total U.S. Guaranteed			6,439,912
	Utilities – 7.0%
645	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds,	No Opt. Call	A+	845,827
	Series 2007A, 5.500%, 11/15/37
3,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	7/27 at 100.00	AA	3,494,550
	Series 2017C, 5.000%, 7/01/47
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds,	1/28 at 100.00	AA	2,388,620
	Series 2018A, 5.000%, 7/01/38
5,645	Total Utilities			6,728,997
	Water and Sewer – 15.6%
1,000	Bay Area Water Supply and Conservation Agency, California, Revenue Bonds, Capital Cost	4/23 at 100.00	AA–	1,113,950
	Recovery Prepayment Program, Series 2013A, 5.000%, 10/01/34
1,480	California Infrastructure and Economic Development Bank, Clean Water State Revolving	4/27 at 100.00	AAA	1,790,460
	Fund Revenue Bonds, Green Series 2017, 5.000%, 10/01/33
	California Pollution Control Financing Authority, Water Furnishing Revenue Bonds,
	Poseidon Resources Channelside LP Desalination Project, Series 2012:
375	5.000%, 7/01/37, 144A (AMT)	7/22 at 100.00	Baa3	398,501
1,160	5.000%, 11/21/45, 144A (AMT)	7/22 at 100.00	Baa3	1,224,229
1,730	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California,	6/27 at 100.00	AAA	1,860,702
	Water System Revenue Bonds, Green Series 2017A, 4.000%, 6/01/45
2,000	Escondido Joint Powers Financing Authority, California, Revenue Bonds, Water System	3/22 at 100.00	AA–	2,154,660
	Financing, Series 2012, 5.000%, 9/01/41
2,000	Irvine Ranch Water District, California, Certificates of Participation, Irvine Ranch	9/26 at 100.00	AAA	2,342,260
	Water District Series 2016, 5.000%, 3/01/41
1,970	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/24 at 100.00	AA+	2,220,131
	2014A, 5.000%, 7/01/44
1,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series	7/28 at 100.00	AA+	1,207,860
	2018B, 5.000%, 7/01/38
620	Los Angeles, California, Wastewater System Revenue Bonds, Green Subordinate Lien Series	6/27 at 100.00	AA	741,625
	2017A, 5.250%, 6/01/47
13,335	Total Water and Sewer			15,054,378
$ 93,230	Total Long-Term Investments (cost $84,948,220)			$ 93,532,081

Principal		Optional Call
Amount (000)	Description (1)	Provision (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.0%
	MUNICIPAL BONDS – 2.0%
	Health Care – 2.0%
$ 500	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange	5/19 at 100.00	A-1+	$ 500,000
	County, Variable Rate Demand Obligation, Series 2009C, 1.320%, 11/01/38 (7)
1,390	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente,	6/19 at 100.00	A-1+	1,390,000
	Series 2008A, Variable Rate Demand Obligation, 1.400%, 4/01/32 (7)
$ 1,890	Total Short-Term Investments (cost $1,890,000)			1,890,000
	Total Investments (cost $86,838,220) – 98.8%			95,422,081
	Other Assets Less Liabilities – 1.2%			1,151,343
	Net Assets Applicable to Common Shares – 100%			$ 96,573,424

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)
Effective February 12, 2019, the par value of the original bonds was replaced with taxable and tax exempt Puerto Rico Sales Tax Financing Corporation (commonly known as COFINA) bond units that are collateralized by a bundle of zero and coupon paying bonds. The quantity shown represents units in a trust, which were assigned according to the original bond’s accreted value. These securities do not have a stated coupon interest rate and income will be recognized through accretion of the discount associated with the trust units. The factor at which these units accrete can also decrease, primarily for principal payments generated from coupon payments received or dispositions of the underlying bond collateral. The quantity of units will not change as a result of these principal payments.

(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(7)
Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect as of the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax

See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Portfolio of Investments
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 98.2%
	MUNICIPAL BONDS – 98.2%
	Consumer Staples – 5.6%
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	5/19 at 100.00	BB+	$ 435,052
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
150	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	4/19 at 100.00	B–	150,035
	Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26
275	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed	5/19 at 100.00	B–	274,989
	Bonds, Series 2006A-3, 5.000%, 6/01/35
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
445	5.625%, 6/01/35	No Opt. Call	BBB	476,755
1,530	5.750%, 6/01/43	No Opt. Call	BBB	1,739,472
2,835	Total Consumer Staples			3,076,303
	Education and Civic Organizations – 19.6%
165	Albany Industrial Development Agency, New York, Revenue Bonds, Brighter Choice Charter	5/19 at 100.00	B	159,489
	Schools, Series 2007A, 5.000%, 4/01/37
280	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	12/20 at 100.00	B+	289,206
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	77,430
110	5.000%, 4/15/43	4/23 at 100.00	BB+	112,824
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	163,821
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,228,610
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University
	Dormitory Facilities, Series 2015A:
20	5.000%, 7/01/31	7/25 at 100.00	Aa3	23,160
25	5.000%, 7/01/33	7/25 at 100.00	Aa3	28,748
405	Dormitory Authority of the State of New York, Revenue Bonds, Barnard College, Series	5/19 at 100.00	Baa2	406,122
	2007A, 5.000%, 7/01/37 – NPFG Insured
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series	4/21 at 100.00	AAA	1,062,270
	2011A, 5.000%, 10/01/41
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	673,317
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	334,918
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,377,705
	2016A, 5.000%, 7/01/39
1,800	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt,	7/20 at 100.00	Aa1	1,869,228
	Cornell University, Series 2010A, 5.000%, 7/01/40
120	Dormitory Authority of the State of New York, Revenue Bonds, Saint Joseph’s College,	7/20 at 100.00	Ba1	122,168
	Series 2010, 5.250%, 7/01/35
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	269,058
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	182,569
	Public Improvement Project, Capital Appreciation Series 2016C, 0.000%, 1/01/55 (4)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	121,433
	University Project, Series 2013, 5.000%, 9/01/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	New York City Industrial Development Agency, New York, PILOT Revenue Bonds, Queens
	Baseball Stadium Project, Series 2006:
$ 500	5.000%, 1/01/31 – AMBAC Insured	5/19 at 100.00	BBB	$ 501,135
430	4.750%, 1/01/42 – AMBAC Insured	5/19 at 100.00	BBB	430,400
300	New York City Industrial Development Authority, New York, PILOT Revenue Bonds, Yankee	5/19 at 100.00	Baa1	300,288
	Stadium Project, Series 2006, 4.750%, 3/01/46 – NPFG Insured
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	AA–	1,125,992
	Conservation Society, Series 2014A, 5.000%, 8/01/32
10,040	Total Education and Civic Organizations			10,859,891
	Financials – 1.0%
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A	578,034
	Series 2005, 5.250%, 10/01/35
	Health Care – 1.0%
100	Dormitory Authority of the State of New York, Highland Hospital of Rochester Revenue	7/20 at 100.00	A	103,639
	Bonds, Series 2010, 5.200%, 7/01/32
200	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	208,426
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
220	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside	5/19 at 100.00	B–	216,768
	Hospital, Series 2001B, 7.125%, 7/01/31
520	Total Health Care			528,833
	Industrials – 3.9%
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	172,656
	Pratt Paper NY, Inc Project, Series 2014, 5.000%, 1/01/35, 144A (AMT)
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,989,843
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
2,025	Total Industrials			2,162,499
	Long-Term Care – 0.2%
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	5/19 at 100.00	A2	100,149
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
	Tax Obligation/General – 3.4%
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	Aa1	1,248,545
600	Yonkers, New York, General Obligation Bonds, Refunding Series 2011A, 5.000%, 10/01/24 –	10/21 at 100.00	AA	652,824
	AGM Insured
1,680	Total Tax Obligation/General			1,901,369
	Tax Obligation/Limited – 19.0%
1,050	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/22 at 100.00	AA+	1,139,092
	General Purpose Series 2012D, 5.000%, 2/15/37
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,158,590
	2015B. Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%,	No Opt. Call	BB	1,130,830
	11/15/25
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa2	934,784
	Fiscal 2017 Series A, 5.000%, 2/15/38
760	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	814,925
	Series 2011A, 5.750%, 2/15/47
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	1,146,790
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,106,420
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	507,155
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
March 31, 2019

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 500	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	2/21 at 100.00	AAA	$ 532,975
	Bonds, Subordinate Series 2011-D1, 5.250%, 2/01/30
535	New York City Transitional Finance Authority, New York, Future Tax Secured Revenue	6/19 at 100.00	AAA	539,146
	Bonds, Tender Option Bond Trust 2015-XF0080, 10.744%, 5/01/38, 144A (IF)
570	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General,	No Opt. Call	AA+	592,715
	Series 2005B, 5.500%, 4/01/20 – AMBAC Insured (UB) (5)
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	914,569
	2012A, 5.000%, 10/01/32 – AGM Insured
9,510	Total Tax Obligation/Limited			10,517,991
	Transportation – 18.6%
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	AA–	1,118,810
	2014B, 5.250%, 11/15/38
250	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade	11/21 at 100.00	A+	267,360
	Center Project, Series 2011, 5.000%, 11/15/44
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc John F Kennedy International Airport Project, Refunding Series 2016:
345	5.000%, 8/01/26 (AMT)	8/21 at 100.00	BB	362,088
685	5.000%, 8/01/31 (AMT)	8/21 at 100.00	BB	713,599
700	New York Transportation Development Corporation, New York, Special Facility Revenue	1/28 at 100.00	Baa3	816,991
	Bonds, Delta Air Lines, Inc – LaGuardia Airport Terminals C&D Redevelopment Project, Series
	2018, 5.000%, 1/01/32 (AMT)
980	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia	7/24 at 100.00	BBB	1,061,252
	Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	AA–	1,150,730
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	AA–	1,775,715
	Eleventh Series 2018, 5.000%, 9/01/48
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air
	Terminal LLC Project, Eigth Series 2010:
290	6.500%, 12/01/28	5/19 at 100.00	BBB+	302,658
215	6.000%, 12/01/36	12/20 at 100.00	BBB+	228,184
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,185,820
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,274,284
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
9,060	Total Transportation			10,257,491
	U.S. Guaranteed – 8.5% (6)
750	Dormitory Authority of the State of New York, Revenue Bonds, NYU Hospitals Center,	7/20 at 100.00	A–	792,105
	Series 2011A, 6.000%, 7/01/40 (Pre-refunded 7/01/20)
1,240	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012	2/21 at 100.00	Aa2	1,338,444
	Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)
400	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A,	5/21 at 100.00	A–	428,996
	5.000%, 5/01/38 (Pre-refunded 5/01/21)
2,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University	7/21 at 100.00	AA–	2,158,700
	of Rochester Project, Series 2011B, 5.000%, 7/01/41 (Pre-refunded 7/01/21)
4,390	Total U.S. Guaranteed			4,718,245

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 8.4%
$ 550	Chautauqua County Industrial Development Agency, New York, Exempt Facility Revenue	2/20 at 100.00	BBB–	$ 565,004
	Bonds, NRG Dunkirk Power Project, Series 2009, 5.875%, 4/01/42
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	37,023
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A–	55,354
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A–	207,545
	2017, 5.000%, 9/01/47
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	153,404
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42, 144A (AMT)
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,538,082
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	2,066,610
	5.000%, 12/15/35
4,080	Total Utilities			4,623,022
	Water and Sewer – 9.0%
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A	232,662
	Refunding Series 2015A, 5.000%, 7/01/29
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,541,470
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,176,040
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/42
4,200	Total Water and Sewer			4,950,172
$ 48,890	Total Long-Term Investments (cost $51,483,087)			54,273,999
	Floating Rate Obligations – (0.8)%			(425,000)
	Other Assets Less Liabilities – 2.6%			1,420,968
	Net Assets Applicable to Common Shares – 100%			$ 55,269,967

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.

(3)
For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A
Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

AMT	Alternative Minimum Tax
IF
Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.

UB
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Statement of Assets and Liabilities
March 31, 2019

	NXP	NXQ	NXR	NXC	NXN
Assets
Long-term investments, at value (cost $220,809,565,
$230,992,341, $175,480,523, $84,948,220
and $51,483,087, respectively)	$249,966,407	$256,577,541	$202,653,296	$93,532,081	$54,273,999
Short-term investments, at value (cost
approximates value)	4,800,000	4,000,000	2,050,000	1,890,000	—
Cash	479,601	832,034	487,102	206,734	906,225
Receivable for:
Interest	2,518,360	2,749,465	1,964,513	1,155,982	719,146
Investments sold	—	—	280,000	110,000	—
Other assets	59,787	62,428	46,448	22,846	14,089
Total assets	257,824,155	264,221,468	207,481,359	96,917,643	55,913,459
Liabilities
Floating rate obligations	—	—	—	—	425,000
Payable for dividends	709,470	719,318	548,848	249,866	148,815
Accrued expenses:
Management fees	43,685	55,712	44,115	20,993	12,050
Professional fees	25,415	25,433	25,284	25,002	24,895
Trustees fees	60,977	63,660	47,406	23,180	14,185
Other	47,620	47,685	37,549	25,178	18,547
Total liabilities	887,167	911,808	703,202	344,219	643,492
Net assets applicable to common shares	$256,936,988	$263,309,660	$206,778,157	$96,573,424	$55,269,967
Common shares outstanding	16,570,310	17,713,727	13,045,560	6,349,932	3,924,895
Net asset value (“NAV”) per common share outstanding	$15.51	$14.86	$15.85	$15.21	$14.08

Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$165,703	$177,137	$130,456	$63,499	$39,249
Paid-in-surplus	230,107,246	245,552,725	179,536,881	88,357,125	53,856,609
Total distributable earnings	26,664,039	17,579,798	27,110,820	8,152,800	1,374,109
Net assets applicable to common shares	$256,936,988	$263,309,660	$206,778,157	$96,573,424	$55,269,967
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited

See accompanying notes to financial statements.

Statement of Operations

Year Ended March 31, 2019

	NXP	NXQ	NXR	NXC	NXN
Investment Income	$10,102,119	$10,147,234	$7,917,355	$3,720,099	$2,175,468
Expenses
Management fees	507,848	648,210	511,339	245,326	140,821
Interest expense	—	—	—	—	8,619
Custodian fees	38,710	39,782	32,208	20,305	15,270
Trustees fees	7,896	8,102	6,337	2,988	1,715
Professional fees	29,983	30,690	29,149	28,580	26,010
Shareholder reporting expenses	39,089	38,519	27,583	15,878	12,756
Shareholder servicing agent fees	10,029	9,092	7,713	2,734	2,551
Stock exchange listing fees	6,726	6,726	6,726	6,925	6,724
Investor relations expenses	1,746	1,784	1,445	614	265
Shelf offering expenses	—	—	—	176,502	—
Other	17,970	19,814	16,416	17,284	13,106
Total expenses	659,997	802,719	638,916	517,136	227,837
Net investment income (loss)	9,442,122	9,344,515	7,278,439	3,202,963	1,947,631
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	412,456	(108,741)	371,899	(362,089)	(57,760)
Change in net unrealized appreciation (depreciation)
of investments	5,578,624	5,751,292	5,173,016	1,545,986	669,699
Net realized and unrealized gain (loss)	5,991,080	5,642,551	5,544,915	1,183,897	611,939
Net increase (decrease) in net assets applicable
to common shares from operations	$15,433,202	$14,987,066	$12,823,354	$4,386,860	$2,559,570

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NXP		NXQ		NXR
	Year	Year(1)	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended	Ended	Ended
	3/31/19	3/31/18	3/31/19	3/31/18	3/31/19	3/31/18
Operations
Net investment income (loss)	$9,442,122	$9,264,151	$9,344,515	$9,214,639	$7,278,439	$7,221,869
Net realized gain (loss) from investments	412,456	1,059,679	(108,741)	1,332,796	371,899	908,980
Change in net unrealized appreciation
(depreciation) of investments	5,578,624	898,081	5,751,292	(338,540)	5,173,016	168,409
Net increase (decrease) in net assets
applicable to common shares
from operations	15,433,202	11,221,911	14,987,066	10,208,895	12,823,354	8,299,258
Distributions to Common Shareholders(2)
Dividends(3)	(9,047,389)	(9,188,237)	(8,927,718)	(9,283,764)	(6,809,782)	(7,030,252)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(9,047,389)	(9,188,237)	(8,927,718)	(9,283,764)	(6,809,782)	(7,030,252)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	—	—	—	—	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	—	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	—	—	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	6,385,813	2,033,674	6,059,348	925,131	6,013,572	1,269,006
Net assets applicable to common
shares at the beginning of period	250,551,175	248,517,501	257,250,312	256,325,181	200,764,585	199,495,579
Net assets applicable to common
shares at the end of period	$256,936,988	$250,551,175	$263,309,660	$257,250,312	$206,778,157	$200,764,585

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended March 31, 2018, NXP’s, NXQ’s, NXR’s and NXN’s distributions to shareholders were paid from net investment income, while NXC’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

	NXC		NXN
	Year	Year(1)	Year	Year(1)
	Ended	Ended	Ended	Ended
	3/31/19	3/31/18	3/31/19	3/31/18
Operations
Net investment income (loss)	$3,202,963	$3,589,855	$1,947,631	$2,023,647
Net realized gain (loss) from investments	(362,089)	960,773	(57,760)	50,892
Change in net unrealized appreciation
(depreciation) of investments	1,545,986	(356,475)	669,699	(409,385)
Net increase (decrease) in net assets
applicable to common shares
from operations	4,386,860	4,194,153	2,559,570	1,665,154
Distributions to Common Shareholders(2)
Dividends(3)	(3,276,565)	(4,005,289)	(1,968,334)	(2,106,883)
Decrease in net assets applicable to
common shares from distributions to
common shareholders	(3,276,565)	(4,005,289)	(1,968,334)	(2,106,883)
Capital Share Transactions
Common shares:
Proceeds from shelf offering, net of
offering costs	106,141	810,179	—	—
Net proceeds from shares issued
to shareholders due to
reinvestment of distributions	—	47,791	—	—
Net increase (decrease) in net assets
applicable to common shares
from capital share transactions	106,141	857,970	—	—
Net increase (decrease) in net assets
applicable to common shares	1,216,436	1,046,834	591,236	(441,729)
Net assets at the beginning of period	95,356,988	94,310,154	54,678,731	55,120,460
Net assets applicable to common
shares at the end of period	$96,573,424	$95,356,988	$55,269,967	$54,678,731

(1)	Prior period amounts have been conformed to current year presentation. See Notes to Financial Statements, Note 9 – New Accounting Pronouncements for further details.
(2)	The composition and per share amounts of the Fund’s distributions are presented in the Financial Highlights. The distribution information for the Fund as of its most recent tax year end is presented within the Notes to Financial Statements, Note 6 – Income Tax Information.
(3)	For the fiscal year ended March 31, 2018, NXP’s, NXQ’s, NXR’s and NXN’s distributions to shareholders were paid from net investment income, while NXC’s distributions were paid from net investment income and accumulated net realized gains.

See accompanying notes to financial statements.

Financial Highlights
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions to Common Shareholders			Common Share
	Beginning	Net	Net		From	From
	Common	Investment	Realized/		Net	Accumulated			Ending
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NXP
Year Ended 3/31:
2019	$15.12	$0.57	$0.37	$0.94	$(0.55)	$—	$(0.55)	$15.51	$14.64
2018	15.00	0.56	0.11	0.67	(0.55)	—	(0.55)	15.12	14.02
2017	15.46	0.56	(0.47)	0.09	(0.55)	—	(0.55)	15.00	14.03
2016	15.17	0.58	0.27	0.85	(0.56)	—	(0.56)	15.46	14.89
2015	14.43	0.60	0.76	1.36	(0.62)	—	(0.62)	15.17	14.51

NXQ
Year Ended 3/31:
2019	14.52	0.53	0.31	0.84	(0.50)	—	(0.50)	14.86	13.93
2018	14.47	0.52	0.05	0.57	(0.52)	—	(0.52)	14.52	13.47
2017	14.88	0.53	(0.42)	0.11	(0.52)	—	(0.52)	14.47	13.41
2016	14.64	0.55	0.23	0.78	(0.54)	—	(0.54)	14.88	14.13
2015	13.83	0.58	0.83	1.41	(0.60)	—	(0.60)	14.64	13.94

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares

Common Share Total Returns
			Ratios to Average Net Assets
	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)

6.34%	8.51%	$256,937	0.26%		3.77%		17%
4.52	3.83	250,551	0.27		3.66		19
0.55	(2.20)	248,518	0.28		3.64		28
5.78	6.82	256,228	0.28		3.88		25
9.52	12.42	251,296	0.32(d	)	4.01(d	)	28

5.95	7.32	263,310	0.31		3.64		12
3.98	4.32	257,250	0.32		3.53		20
0.69	(1.56)	256,325	0.33		3.61		27
5.46	5.46	263,530	0.33		3.76		23
10.32	11.00	259,381	0.37(d	)	4.04(d	)	19

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXP		NXQ
Year Ended 3/31:		Year Ended 3/31:
2019	—%	2019	—%
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—
2015	—	2015	—*

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to			Ratios to
	Average Net Assets			Average Net Assets
		Net Investment			Net Investment
NXP	Expenses(b)	Income (Loss)	NXQ	Expenses(b)	Income (Loss)
Year Ended 3/31:			Year Ended 3/31:
2015	0.35%	3.98%	2015	0.40%	4.01%

*	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Financial Highlights (continued)

		Investment Operations			Less Distributions to Common Shareholders			Common Share
									Premium
									Per Share
	Beginning	Net	Net		From	From			Sold
	Common	Investment	Realized/		Net	Accumulated		Shelf	through			Ending
	Share	Income	Unrealized		Investment	Net Realized		Offering	Shelf		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	Costs	Offering		NAV	Price
NXR
Year Ended 3/31:
2019	$15.39	$0.56	$0.42	$0.98	$(0.52)	$—	$(0.52)	$—	$—		$15.85	$14.73
2018	15.29	0.55	0.09	0.64	(0.54)	—	(0.54)	—	—		15.39	14.23
2017	15.76	0.57	(0.51)	0.06	(0.53)	—	(0.53)	—	—		15.29	14.21
2016	15.34	0.58	0.40	0.98	(0.56)	—	(0.56)	—	—		15.76	14.89
2015	14.46	0.60	0.89	1.49	(0.61)	—	(0.61)	—	—		15.34	14.78

NXC
Year Ended 3/31:
2019	15.02	0.50	0.19	0.69	(0.52)	—	(0.52)	0.02	—		15.21	14.12
2018	15.00	0.57	0.09	0.66	(0.58)	(0.06)	(0.64)	—	—	*	15.02	13.90
2017	15.68	0.60	(0.56)	0.04	(0.62)	(0.10)	(0.72)	—	—		15.00	14.83
2016	15.52	0.64	0.19	0.83	(0.65)	(0.02)	(0.67)	—	—		15.68	16.70
2015	14.83	0.66	0.82	1.48	(0.68)	(0.11)	(0.79)	—	—		15.52	15.40

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share Total Returns
			Ratios to Average Net Assets

	Based	Ending
Based	on	Net			Net		Portfolio
on	Share	Assets			Investment		Turnover
NAV(a)	Price(a)	(000)	Expenses(b)		Income (Loss)		Rate(c)

6.53%	7.31%	$206,778	0.32%		3.62%		17%
4.19	3.87	200,765	0.33		3.55		15
0.37	(1.09)	199,496	0.33		3.61		29
6.56	4.76	205,595	0.34		3.81		22
10.46	12.87	200,153	0.38(d	)	3.99(d	)	21

4.82	5.44	96,573	0.55		3.38		23
4.37	(2.23)	95,357	0.37		3.73		20
0.20	(6.98)	94,310	0.37		3.89		24
5.51	13.25	98,494	0.37		4.18		10
10.20	13.84	97,421	0.37		4.30		7

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXR		NXC
Year Ended 3/31:		Year Ended 3/31:
2019	—%	2019	—%
2018	—	2018	—
2017	—	2017	—
2016	—	2016	—
2015	—	2015	—

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(d)
During the fiscal year ended March 31, 2015, the Adviser voluntarily reimbursed the Fund for certain expenses incurred in connection with an equity shelf program. As a result, the Expenses and Net Investment Income (Loss) Ratios to Average Net Assets reflect this voluntary expense reimbursement. The Expenses and Net Investment Income (Loss) Ratios to Average Net Assets excluding this expense reimbursement from Adviser are as follows:

	Ratios to
	Average Net Assets
		Net Investment
NXR	Expenses(b)	Income (Loss)
Year Ended 3/31:
2015	0.42%	3.96%

*	Rounds to less than $0.01 per share.

See accompanying notes to financial statements.

Financial Highlights (continued)
Selected data for a common share outstanding throughout each period:

		Investment Operations			Less Distributions			Common Share
	Beginning	Net	Net		From	From			Ending
	Common	Investment	Realized/		Net	Accumulated			Common
	Share	Income	Unrealized		Investment	Net Realized		Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	NAV	Price
NXN
Year Ended 3/31:
2019	$13.93	$0.50	$0.15	$0.65	$(0.50)	$—	$(0.50)	$14.08	$13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	14.04	13.69
2016	14.52	0.57	(0.01)	0.56	(0.55)	—	(0.55)	14.53	14.06
2015	13.95	0.56	0.58	1.14	(0.57)	—	(0.57)	14.52	14.13

(a)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/
		Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets
	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses(b)	Income (Loss)	Rate(c)

4.80%	8.26%	$55,270	0.42%	3.59%	16%
3.05	(1.41)	54,679	0.43	3.64	17
0.40	1.26	55,120	0.44	3.83	29
3.98	3.63	57,031	0.42	3.97	14
8.31	9.84	56,988	0.43	3.92	16

(b)
The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NXN
Year Ended 3/31:
2019	0.02%
2018	0.02
2017	0.02
2016	0.01
2015	0.01

(c)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Notes to
Financial Statements
1. General Information and Significant Accounting Policies
General Information
Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
•	Nuveen Select Tax-Free Income Portfolio (NXP)
•	Nuveen Select Tax-Free Income Portfolio 2 (NXQ)
•	Nuveen Select Tax-Free Income Portfolio 3 (NXR)
•	Nuveen California Select Tax-Free Income Portfolio (NXC)
•	Nuveen New York Select Tax-Free Income Portfolio (NXN)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NXP, NXQ, NXR, NXC, and NXN were organized as Massachusetts business trusts on January 29, 1992, March 30, 1992, May 28, 1992, March 30, 1992, and March 30, 1992, respectively.
The end of the reporting period for the Funds is March 31, 2019, and the period covered by these Notes to Financial Statements is the fiscal year ended March 31, 2019 (the “current fiscal period”).
Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income and stable dividends, exempt from regular federal and designated state income taxes, where applicable, consistent with the preservation of capital by investing primarily in a portfolio of municipal obligations. Under normal market conditions, NXC and NXN invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in municipal bonds that pay interest that is exempt from regular federal personal income tax and a single state’s personal income tax. The Funds may invest up to 20% in municipal securities that are exempt from regular federal income tax, but not from that single state’s income tax if, in the Sub-Adviser’s judgement, such purchases are expected to enhance the Fund’s after-tax total return potential. To the extent that the Funds invest in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax.
Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).
Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
As of the end of the reporting period, the Funds did not have any outstanding when-issued/delayed delivery purchase commitments.
Investment Income
Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.
Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.
Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.
2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Notes to Financial Statements (continued)
Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NXP	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$249,807,680	$—		$249,807,680
Corporate Bonds**	—	—	158,727	***	158,727
Short-Term Investments*:
Municipal Bonds	—	4,800,000	—		4,800,000
Total	$—	$254,607,680	$158,727		$254,766,407

NXQ
Long-Term Investments:
Municipal Bonds*	$—	$256,329,285	$—		$256,329,285
Corporate Bonds**	—	—	248,256	***	248,256
Short-Term Investments*:
Municipal Bonds	—	4,000,000	—		4,000,000
Total	$—	$260,329,285	$248,256		$260,577,541

NXR
Long-Term Investments:
Municipal Bonds*	$—	$202,583,342	$—		$202,583,342
Corporate Bonds**	—	—	69,954	***	69,954
Short-Term Investments*:
Municipal Bonds	—	2,050,000	—		2,050,000
Total	$—	$204,633,342	$69,954		$204,703,296

NXC
Long-Term Investments**:
Municipal Bonds	$—	$93,532,081	$—	$93,532,081
Short-Term Investments**:
Municipal Bonds	—	1,890,000	—	1,890,000
Total	$—	$95,422,081	$—	$95,422,081

NXN
Long-Term Investments**:
Municipal Bonds	$—	$54,273,999	$—	$54,273,999

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.

3. Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).
An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NXP	NXQ	NXR	NXC	NXN
Floating rate obligations: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Floating rate obligations: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	1,065,000
Total	$2,250,000	$3,750,000	$—	$—	$1,490,000

Notes to Financial Statements (continued)
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NXP	NXQ	NXR	NXC	NXN
Average floating rate obligations outstanding	$—	$—	$—	$—	$425,000
Average annual interest rate and fees	—%	—%	—%	—%	2.03%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.
As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations – Recourse Trusts	NXP	NXQ	NXR	NXC	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$—	$—	$—	$—	$425,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	2,250,000	3,750,000	—	—	—
Total	$2,250,000	$3,750,000	$—	$—	$425,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
4. Fund Shares
Common Shares Equity Shelf Program and Offering Costs
NXC has filed a registration statement with the Securities and Exchange Commission (“SEC”) authorizing the Fund to issue additional common shares through one or more equity shelf programs (“Shelf Offering”), which became effective with the SEC during the prior fiscal period.
Under this Shelf Offering, the Fund, subject to market conditions, may raise additional equity capital by issuing additional common shares from time to time in varying amounts and by different offering methods at a net price at or above the Fund’s NAV per common share. In the event the Fund’s Shelf Offering registration statement is no longer current, the Fund may not issue additional common shares until a post-effective amendment to the registration statement has been filed with the SEC.
Additional authorized common shares, common shares sold and offering proceeds, net of offering costs under the Fund’s Shelf Offering during the Fund’s current and prior fiscal period were as follows:

	NXC
	Year		Year
	Ended		Ended
	3/31/19		3/31/18
Additional authorized common shares	600,000	**	600,000	*
Common shares sold	—		60,043
Offering proceeds, net of offering costs	$106,141		$810,179

* Represents additional authorized common shares for the period August 16, 2017 through March 31, 2018.
** Represents additional authorized common shares for the period April 1, 2018 through July 31, 2018.

Costs incurred by the Fund in connection with its initial shelf registration are recorded as a prepaid expense and recognized as “Deferred offering costs” on the Statement of Assets and Liabilities. These costs are amortized pro rata as common shares are sold and are recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. Any deferred offering costs remaining one year after effectiveness of the initial shelf registration will be expensed. Costs incurred by the Fund to keep the shelf registration current are expensed as incurred and recognized as a component of “Shelf offering expenses” on the Statement of Operations.
Common Shares Transactions
Transactions in common shares during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NXC
	Year	Year
	Ended	Ended
	3/31/19	3/31/18
Common shares:
Issued to shareholders due to reinvestment of distributions	—	3,121
Sold through shelf offering	—	60,043
Weighted average common share:
Premium to NAV per shelf offering common share sold	—	2.41%

Notes to Financial Statements (continued)
5. Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NXP	NXQ	NXR	NXC	NXN
Purchases	$41,487,202	$31,447,540	$32,761,004	$26,024,433	$8,422,345
Sales and maturities	47,803,469	35,243,137	36,264,128	21,144,568	8,928,389

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of March 31, 2019.

	NXP	NXQ	NXR	NXC	NXN
Tax cost of investments	$223,732,678	$233,949,255	$175,433,956	$86,861,187	$51,071,727
Gross unrealized:
Appreciation	31,098,951	26,789,730	29,322,173	8,622,623	2,825,695
Depreciation	(65,222)	(161,444)	(52,833)	(61,729)	(48,025)
Net unrealized appreciation (depreciation) of investments	$31,033,729	$26,628,286	$29,269,340	$8,560,894	$2,777,670

Permanent differences, primarily due to expiration of capital loss carryforwards, taxable market discount and nondeductible offering costs, resulted in reclassifications among the Funds’ components of net assets as of March 31, 2019, the Funds’ tax year end.
The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of March 31, 2019, the Funds’ tax year end, were as follows:

	NXP	NXQ	NXR	NXC	NXN
Undistributed net tax-exempt income[1]	$906,039	$722,409	$539,411	$157,982	$62,098
Undistributed net ordinary income[2]	2,520	6,243	1,092	—	—
Undistributed net long-term capital gains	—	—	—	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2019, paid on April 1, 2019.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended March 31, 2019 and March 31, 2018 was designated for purposes of the dividends paid deduction as follows:

2019	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income[3]	$8,832,787	$8,882,196	$6,704,420	$3,267,547	$1,977,592
Distributions from net ordinary income[2]	214,602	45,521	105,362	28,068	555
Distributions from net long-term capital gains	—	—	—	—	—
2018	NXP	NXQ	NXR	NXC	NXN
Distributions from net tax-exempt income	$9,047,389	$8,927,719	$6,809,782	$3,663,427	$2,119,394
Distributions from net ordinary income[2]	140,848	356,046	220,470	16,317	3,188
Distributions from net long-term capital gains	—	—	—	357,343	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended March 31, 2019, as Exempt Interest Dividends.

As of March 31, 2019, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

	NXP	NXQ	NXR	NXC	NXN
Not subject to expiration:
Short-term	$246,781	$471,803	$106,961	$305,729	$1,038,943
Long-term	4,277,519	8,561,360	2,024,580	—	271,683
Total	$4,524,300	$9,033,163	$2,131,541	$305,729	$1,310,626

As of March 31, 2019, the Funds’ tax year end, $335,742 of NXQ’s capital loss carryforward expired.
During the Funds’ tax year ended March 31, 2019, the following Funds utilized capital loss carryforwards as follows:

	NXP	NXR
Utilized capital loss carryforwards	$425,454	$371,899

7. Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for NXP, is calculated according to the following schedule:

NXP
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.0500%
For the next $125 million	0.0375
For the next $250 million	0.0250
For the next $500 million	0.0125

Notes to Financial Statements (continued)
The annual fund-level fee, payable monthly, for each Fund (excluding NXP) is calculated according to the following schedule:

NXQ
NXR
NXC
NXN
Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily net assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*
For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of March 31, 2019, the complex-level fee for each Fund was 0.1588%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.
During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NXP	NXQ	NXR	NXC	NXN
Purchases	$12,259,760	$6,985,753	$6,824,026	$2,238,520	$3,335,040
Sales	2,880,087	1,730,242	865,121	—	3,337,450

8. Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, approximately $2.65 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in July 2019 unless extended or renewed.
The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:

NXC
Maximum outstanding balance	$1,509,435

During the Fund’s utilization period(s), during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

NXC
Average daily balance outstanding	$1,509,435
Average annual interest rate	3.50%

Borrowings outstanding as of the end of the reporting period are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.
Inter-Fund Borrowing and Lending
The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Notes to Financial Statements (continued)
9. New Accounting Pronouncements

Disclosure Update and Simplification
During August 2018, the SEC issued Final Rule Release No. 33-10532, Disclosure Update and Simplification (“Final Rule Release No. 33-10532”). Final Rule Release No. 33-10532 amends certain financial statement disclosure requirements to conform to U.S. GAAP. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) remove the requirement to separately state the book basis components of net assets: undistributed (over-distribution of) net investment income (“UNII”), accumulated undistributed net realized gains (losses), and net unrealized appreciation (depreciation) at the balance sheet date. Instead, consistent with U.S. GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) remove the requirement to separately state the sources of distributions paid. Instead, consistent with U.S. GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The amendments also remove the requirement to parenthetically state the book basis amount of UNII on the statement of changes in net assets.
The requirements of Final Rule Release No. 33-10532 are effective November 5, 2018, and the Funds’ Statement of Assets and Liabilities and Statement of Changes in Net Assets for the current reporting period have been modified accordingly. In addition, certain amounts within each Fund’s Statement of Changes in Net Assets for the prior fiscal period have been modified to conform to Final Rule Release No. 33-10532.
For the prior fiscal period, the total amount of distributions paid to shareholders from net investment income and from accumulated net realized gains, if any, are recognized as “Dividends” on the Statement of Changes in Net Assets. The Funds’ distributions from the prior fiscal period were paid from net investment income unless indicated in the following table.

NXC
Distributions to Shareholders
From net investment income	$(3,647,462)
From accumulated net realized gains	(357,827)
Decrease in net assets from distributions to shareholders	$(4,005,289)

In addition, as of March 31, 2018, the Funds' Statement of Changes in Net Assets reflected the following UNII balances.

	NXP	NXQ	NXR	NXC	NXN
UNII at the end of period	$1,649,761	$617,271	$1,600,931	$(167,124)	$(51,798)

Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. During the current reporting period, management early implemented this guidance. This implementation did not have a material impact on the Funds’ financial statements.

Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	Albin F. Moschner	John K. Nelson	Judith M. Stockdale
Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered		Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm		Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP		Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street		Company, N.A.
	Boston, MA 02111		Chicago, IL 60601		250 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-Port. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NXP	NXQ	NXR	NXC	NXN
Common Shares repurchased	—	—	—	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)
•
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

•
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

•
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

•
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

•
Industrial Development Revenue Bond (IDR): A unique type of revenue bond issued by a state or local government agency on behalf of a private sector company and intended to build or acquire factories or other heavy equipment and tools.

•
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

•
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

•
Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

•
S&P Municipal Bond California Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade California municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
S&P Municipal Bond New York Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment grade New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

•
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

•
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Reinvest Automatically, Easily and Conveniently
Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan
Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Board Members & Officers (Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■ TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	2008 Class II
Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
168

■ JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III
Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
168

■ WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I
Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
168

■ ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Chairman (since 2019), and Director (since 2012), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.
168

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

■ JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II
Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; serves on The President’s Council, Fordham University (since 2010); and previously was a Director of The Curran Center for Catholic American Studies (2009-2018) formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
168

■ JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	168

■ CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, Cboe, L.C. Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	168

■ MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I
Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
168

■ ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P.Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly, Director and various officer positions for J.P.Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	166

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Interested Board Member:

■ MARGO L. COOK(3) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III
President (since 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (2016- 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
168

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds:

■ CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007
Senior Managing Director (since 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.

■ NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016
Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Managing Director of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.

■ WALTER M. KELLY 1970 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen.

■ DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.

■ TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007
Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.

■ WILLIAM T. MEYERS 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President	2018
Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; and Nuveen Fund Advisors, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.

■ MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017
Executive Vice President (since 2017), previously Managing Director from 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.

■ CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008
Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC.

■ WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.

■ JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).

■ E. SCOTT WICKERHAM 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019
Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(4)	During Past 5 Years

Officers of the Funds (continued):

■ MARK L. WINGET 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.

■ GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President Secretary	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)
On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/closed-end-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-0319D 838658-INV-Y-05/20

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Select Tax-Free Income Portfolio

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
March 31, 2019	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

March 31, 2018	$24,750	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
March 31, 2019	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
March 31, 2018	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
March 31, 2019	$ 0	$ 0	$ 0	$ 0
March 31, 2018	$ 0	$ 0	$ 0	$ 0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, joined Nuveen Investments in 2000 as a senior analyst in the education sector. In 2003, he was assigned management responsibility for several closed- and open-ended municipal bond funds most of which are state funds, covering California and New York.   Currently, he manages investments for 14 Nuveen-sponsored investment companies.  He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	13	$14.18 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$4.7 million
*	Assets are as of March 31, 2019. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary portfolio manager’s compensation is as follows:

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NXN SECURITIES AS OF MARCH 31, 2019

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Select Tax-Free Income Portfolio

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: June 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: June 6, 2019

By (Signature and Title) /s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: June 6, 2019